              As filed with the Securities and Exchange Commission

                               February 28, 1997

                                                 File Nos. 33-38559 and 811-6238

         -------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                 Pre-Effective Amendment No.                      [ ]
                                                ---

                 Post-Effective Amendment No.    9                [X]
                                                ---


                                      AND

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

            Amendment No. 10
                         ---

                          ND INSURED INCOME FUND, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                    1 North Main, Minot, North Dakota 58703
                    ---------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, including Area Code:
              ---------------------------------------------------
                                 (701) 852-5292

                               Robert E. Walstad
                                   President
                          ND Insured Income Fund, Inc.
                                  1 North Main
                           Minot, North Dakota 58703
                           -------------------------
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

        X    immediately upon filing pursuant to paragraph (b)
       ---


             on (date) pursuant to paragraph (b)
       ---
             60 days after filing pursuant to paragraph (a)
       ---
             on (date) pursuant to paragraph (a) of Rule 485.
       ---


Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996, was filed on or before February 28, 1997.

                               Page 1 of 72 pages

                         ND INSURED INCOME FUND, INC.
                            CROSS REFERENCE SHEET
                           Pursuant to Rule 495(a)


      Part A
       Item
      Number                                              Prospectus Caption
        1.      Cover Page...........................  Cover Page
        2.      Synopsis.............................  FEE AND EXPENSE TABLE
                                                          and SYNOPSIS
        3.      Condensed Financial Information......  FINANCIAL HIGHLIGHTS
        4.      General Description of Registrant....  GENERAL DESCRIPTION OF
                                                          THE FUND
        5.      Management of the Fund...............  MANAGEMENT
       5A.      Management's Discussion
                  of Fund Performance................  Included in Annual Report
        6.      Capital Stock and Other Securities...  SHARES
        7.      Purchase of Securities Being Offered.  PURCHASE OF SHARES
        8.      Redemption or Repurchase.............  REDEMPTION OF SHARES
        9.      Pending Legal Proceedings............  Inapplicable

      Part B
       Item                                             Statement of Additional
      Number                                              Information Caption

        10.     Cover Page...........................  Cover Page
        11.     Table of Contents....................  TABLE OF CONTENTS
        12.     General Information and History......  Inapplicable
        13.     Investment Objectives and Policies...  INVESTMENT POLICIES
                                                          AND TECHNIQUES
        14.     Management of the Fund...............  MANAGEMENT OF THE FUND
        15.     Control Persons and Principal
                  Holders of Securities..............  CONTROL PERSONS AND
                                                          PRINCIPAL HOLDERS
                                                          OF SECURITIES
        16.     Investment Advisory and Other
                  Services...........................  INVESTMENT ADVISORY
                                                       AND OTHER SERVICES
        17.     Brokerage Allocation and
                  Other Practices....................  PORTFOLIO TRANSACTIONS
        18.     Capital Stock and Other Securities...  Included in Prospectus
        19.     Purchase, Redemption and
                  Pricing of Securities
                  Being Offered......................  PURCHASE AND
                                                          REDEMPTION OF SHARES
        20.     Tax Status...........................  DIVIDENDS AND TAXES
        21.     Underwriters.........................  UNDERWRITER
        22.     Calculation of Performance Data......  CALCULATION OF
                                                          PERFORMANCE DATA
        23.     Financial Statements.................  FINANCIAL STATEMENTS


      Part C
       Item
      Number                                                   Page
        24.     Financial Statements and Exhibits............  C-1
        25.     Persons Controlled by or Under
                Common Control with Registrant...............  C-2
        26.     Number of Holders of Securities..............  C-2
        27.     Indemnification..............................  C-2
        28.     Business and Other Connections
                of Investment Adviser........................  C-3
        29.     Principal Underwriters.......................  C-3
        30.     Location of Accounts and Records.............  C-4
        31.     Management Services..........................  C-4
        32.     Undertakings.................................  C-4
        33.     Signature Page...............................  C-4

[LOGO OF INTEGRITY ND INSURED                ND INSURED INCOME FUND, INC.
 INCOME FUND APPEARS HERE]             1 North Main . Minot, North Dakota 58703
                                                   (701) 852-5292


Prospectus      May 1, 1996 (As amended June 25, 1996 and February 28, 1997)

  ND Insured Income Fund, Inc. (the "Fund"), is an open-end, non-diversified, management investment company. The Fund's objective is to provide as high a level of current income as is consistent with prudent investment management, preservation of capital, and ready marketability of its portfolio. The Fund will seek to achieve this objective by investing primarily in a portfolio of debt securities, including United States Government securities and insured corporate bonds (See "General Description of the Fund" - "Investment Objective and Policies."). Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities that will be protected by insurance guaranteeing the timely payment of principal and interest.

  This Prospectus contains information about the Fund that a prospective investor should know before investing and should be retained for future reference. More detailed information concerning the Fund is contained in the Statement of Additional Information dated May 1, 1996 (as amended June 25, 1996 and February 28, 1997), which has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. A free copy of the Statement of Additional Information may be obtained by contacting the Fund at the address or telephone number at the top of the page.

                   -----------------------------------------
                               TABLE OF CONTENTS
                   -----------------------------------------
                   Fee and Expense Table.................  2
                   Synopsis..............................  3
                   Financial Highlights..................  5
                   General Description of the Fund.......  6
                   Management............................ 14
                   Shares................................ 16
                   Purchase of Shares.................... 18
                   Redemption of Shares.................. 21
                   Special Features...................... 22
                   Performance........................... 23


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              FEE AND EXPENSE TABLE

  The purpose of the Fee and Expense Table is to assist the investor in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Management"--"Expenses" and "Purchase of Shares."

                   =========================================

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price).....................      4.5% (1)
  Maximum Sales Load Imposed on Reinvested Dividends .............................................      None
  Deferred Sales Load.............................................................................      None
  Redemption Fees.................................................................................      None
  Exchange Fee....................................................................................      None

Annual Fund Operating Expenses (After Expense Assumption)
(As a percentage of average net assets) (2)
  Management Fees.................................................................................   0.60%
  12b-1 Fees .....................................................................................   None
  Other Expenses After Expense Assumption.........................................................   0.40%  (3)
                                                                                                     -----
  Total Fund Operating Expenses (After Expenses Assumption).......................................   1.00%  (4)

Example (5)                                                                     1 Year      3 Years    5 years    10 years
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:          $55          $75        $98        $162

                   =========================================

(1) Reduced sales charges apply to purchases of $100,000 or more.
(2) Assumes that the percentages shown remain the same in each year. The percentages have been restated to reflect operating expenses that are expected to occur during the current fiscal year.
(3) "Other Expenses" are estimated. During the fiscal year ended December 31, 1996, the Fund incurred total expenses of $65,978. ND Holdings, Inc. ("Holdings"), assumed payment of $40,723 of these expenses, leaving a balance of $25,255 which was paid by the Fund. Absent the assumption by Holdings, the annualized ratio of total expenses to average net assets would have been 2.36%. Holdings has voluntarily agreed to assume any "Other Expenses" in excess of 0.40% of the Fund's average net assets on an
(4) Absent the fee waiver and expense assumption, estimated "Total Fund Operating Expenses" would have been 2.36% of average daily net assets on an annualized basis for fiscal year 1996.
(5) The example is based upon percentages in table above and should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. If the expense assumption is removed, the expenses contained in the example will increase. The Securities and Exchange Commission requires the use of an assumed 5% annual return. The example assumes the reinvestment of all dividends and distributions. All dollar figures have been rounded to the nearest dollar.

                                    SYNOPSIS

                   Investment Objective; Permitted Investments

    The Fund is an open-end, non-diversified, management investment company. The Fund's objective is to provide as high a level of current income as is consistent with prudent investment management; preservation of capital, and ready marketability of its portfolio. The Fund will seek to achieve this objective by investing primarily in a portfolio of debt securities, including United States Government securities and insured corporate bonds. There is no assurance that the Fund's objective will be achieved. The Fund may also purchase and sell financial futures contracts and options thereon. See "General Description of the Fund" - "Investment Objective and Policies" and "Other Investment Practices."

                       Investment Adviser and Underwriter

    ND Money Management, Inc. (the "Investment Adviser"), has been retained under an Investment Advisory Agreement to act as the Fund's investment adviser. The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 0.60% of the Fund's average daily net assets. See "Management" - "Investment Adviser."

    ND Capital, Inc. (the "Underwriter"), is the Fund's principal underwriter. See "Purchase of Shares."

                            Purchases and Redemptions

    Investors may purchase the Fund's shares at net asset value plus a maximum sales charge of 4.5% of the offering price. Reduced sales charges apply to purchases of $100,000 or more. With certain exceptions, the minimum initial investment (including the applicable sales charge) is $1,000, and subsequent investments must be at least $50. See "Purchase of Shares." Shares may be redeemed without charge of penalty at net asset value, which may be more or less than original cost. See "Redemption of Shares."

                              Investors in the Fund

    The Fund is designed for persons who are seeking a high level of current income from a portfolio consisting primarily of insured corporate or government issued or guaranteed debt securities. Through an investment in shares of the Fund, investors receive the benefits of professional management and liquidity. In addition, the Fund offers the economic advantages of block purchases of securities and relief from administrative details, such as accounting for distributions and the safekeeping of securities. The Fund's yield and net asset value will fluctuate.

                                   Dividends

    The Fund declares daily dividends of its net investment income on shares for which it has received payment. The Fund distributes income dividends monthly and distributes any net realized short-term and long-term capital gains annually. Investors may elect to have income and capital gains dividends automatically reinvested in shares of the Fund without a sales charge. See "Shares" - "Dividends and Taxes."

                   Organization; Share Attributes; Meetings

    The Fund is organized as a corporation under the laws of the State of North Dakota and is authorized to issue a total of 200,000,000 shares, all of one class and one series, with a par value of $.001 per share.

Shares are fully paid and nonassessable when issued, are redeemable and freely transferable, and have equal rights and preferences in all matters, including voting. There are no subscription, preemptive, or conversion rights. Regular meetings of shareholders will not be held unless required under the North Dakota Business Corporation Act or the Investment Company Act of 1940. Special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act.

                             Special Considerations

    An investment in the Fund is subject to a number of different risks, some of which are described under "General Description of the Fund" - "Investment Objective and Policies" and "Other Investment Practices." As with other mutual funds, there can be no assurance that the Fund will achieve its objective.

    Because it is registered as a non-diversified investment company, the Fund will be able to invest a relatively high percentage of its assets in a limited number of issuers, thus making the Fund more susceptible to a single economic, political, or regulatory occurrence than a diversified company. Accordingly, an investment in the Fund should not be considered as a complete investment program. See "General Description of the Fund" - "Other Investment Practices" - "Diversification Policy."

    Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities that will be protected by insurance guaranteeing the timely payment of principal and interest. The Fund's investments in United States Government securities will not be counted toward the 65% policy unless insured under items (i), (ii), or (iii) below. This insurance may be provided under (i) a "new issue" insurance policy obtained by the issuer or underwriter of a security, (ii) a "secondary market" policy purchased by the Fund with respect to a security, or (iii) a portfolio insurance policy maintained by the Fund. In each case, the insurance policies guarantee only the timely payment of principal and interest on the insured securities. Market value, which may fluctuate due to changes in interest rates or factors affecting the credit of the issuer or the insurer, is not insured. These forms of insurance, which are more fully described below under "Other Investment Practices" - "Portfolio Insurance," are available from a number of insurance companies. The Fund will only acquire insurance from, and purchase securities insured by, companies whose claims paying ability is rated AAA or Aaa at the time of purchase. Changes in the financial condition of an insurer could result in a subsequent reduction or withdrawal of such rating.

                              FINANCIAL HIGHLIGHTS

  Selected per share data and ratios in the table have been derived from the financial statements of the Fund which have been audited by Price Waterhouse and Brady, Martz & Associates, P.C. ("Brady, Martz"), the Fund's former and present independent public accountant, respectively. The Fund's complete, current audited financial statements, including Brady, Martz' report thereon, are contained in the Statement of Additional Information. Further information about the Fund's performance is contained in the 1996 Annual Report to shareholders. Copies of the Statement of Additional Information and 1996 Annual Report may be obtained from the Fund upon request and without charge.


                                                     For the Year    For the Year    For the Year    For the Year    For the Year
                                                        Ended           Ended           Ended           Ended           Ended
                                                     December 31,    December 31,    December 31,    December 31,    December 31,
                                                         1996            1995            1994            1993            1992
                                                     ---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $     9.51      $     8.66      $     9.62      $     9.68      $     9.69
                                                     ---------------------------------------------------------------------------
Income from Investment Operations:
    Net investment income........................    $      .59      $      .62      $      .64      $      .68      $      .73
    Net realized and unrealized gain (loss)
    on investments and futures transactions......          (.27)            .85            (.70)           (.01)           (.01)
                                                     ---------------------------------------------------------------------------
        Total From Investment Operations.........    $      .32      $     1.47      $     (.06)     $      .67      $      .72
                                                     ---------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income........    $     (.59)     $     (.62)     $     (.64)     $     (.68)     $     (.73)
     Distributions from net realized gains.......           .00             .00            (.26)           (.05)            .00
                                                     ---------------------------------------------------------------------------
        Total Distributions......................    $     (.59)     $     (.62)     $     (.90)     $     (.73)     $     (.73)
                                                     ---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................    $     9.24      $     9.51      $     8.66      $     9.62      $     9.68
                                                     ---------------------------------------------------------------------------
                                                     ---------------------------------------------------------------------------
Total Return.....................................         3.65%(A)       17.53%(A)        (.58)%(A)       6.86%(A)        7.78%(A)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)....    $    2,696      $    3,012      $    2,818      $    2,445      $    1,839
     Ratio of net expenses (after expense
      assumption) to average net assets..........          0.90%(B)        0.76%(B)        0.65%(B)        0.85% (B)       1.31% (B)

     Ratio of net investment income to average
      net assets.................................          6.47%           6.85%           7.02%           7.11%           7.56%
     Portfolio turnover rate.....................         49.27%           0.00%(C)       14.55%         102.00%          58.00%

(A) Excludes maximum sales charge of 4.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $40,723, $18,573, $23,697, $35,570, and $32,228, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 2.36%, 1.38%, 1.53%, 2.52%, and 3.40%, respectively.
(C) No investment securities were purchased during the period.

                        GENERAL DESCRIPTION OF THE FUND

                        Organization and Classification

  The Fund is an open-end, non-diversified, management investment company, which is a type of company commonly known as a "mutual fund." The Fund was incorporated under the laws of the State of North Dakota on November 27, 1990.

                      Investment Objective and Policies

  The Fund's investment objective is to provide its shareholders with as high a level of current income as is consistent with prudent investment management, preservation of capital, and ready marketability of its portfolio. The Fund will seek to achieve its objective by investing primarily in a portfolio of insured debt securities, including United States Government securities and insured corporate bonds. The Fund will concentrate in the utilities industry by investing at least 25% of its total assets in securities of issuers in that industry. Under normal market conditions, at least 65% of the Fund's total assets will be invested in income-producing securities (excluding zero coupon securities) that will be protected by insurance guaranteeing the timely payment of principal and interest. Specifically, at least 90% of the Fund's assets will be invested in the following:

  (1) Obligations of, or guaranteed by, the United States of America, its agencies or instrumentalities;

  (2) Corporate debt securities which are rated Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A, or BBB by Standard & Poor's Corporation ("S&P");

  (3) Bank certificates of deposit issued by domestic-chartered banks having total deposits of 50 million dollars or more;

  (4) Financial futures contracts and options on financial futures contracts, as described under "Other Investment Practices," in connection with attempts to hedge its portfolio investments and not for speculation; and

  (5) Cash.

  Any policy or restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Changes due to market action will not cause a violation of a policy or restriction.

  There are market and investment risks with any security, and the value of an investment in the Fund may fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. There can be no assurance that the objective of the Fund will be achieved.

  The Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's Investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities in anticipation of a decline in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of debt securities or changes in the investment objectives of some investors. Frequency of portfolio turnover will not be a limiting factor should the Investment Adviser deem it desirable to purchase or sell securities.

  The Fund has adopted certain investment restrictions which are presented in the Statement of Additional Information and which, together with the investment objective and policies of the Fund, cannot be changed without approval by holders of a majority of its outstanding shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.


Utilities Industry - Description and Risk Factors

  The Fund will concentrate in the utilities industry by investing at least 25% of its total assets in securities of issuers in that industry. According to ND Money Management, Inc. (the "Investment Adviser"), debt securities of utilities companies historically have yielded slightly more than similar debt securities of industrial companies and have had higher total returns. For certain periods, the total return of utilities companies' securities has underperformed that of industrial companies' securities. There can be no assurance that positive relative returns on utilities securities will occur in the future.

  The utilities companies in which the Fund invests include companies engaged in the ownership or operation of facilities used to provide electricity, communications, gas, and water. Utilities companies are generally subject to substantial regulation, which is intended to ensure appropriate standards of review and adequate capacity to meet public demand. The nature of regulation of the utilities industry is evolving. Although certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. Electric utilities companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings, costs associated with compliance with environmental, nuclear facility, and other safety regulations, and changes in the regulatory climate. Increased scrutiny of electric utilities might result in higher costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations. Increasing competition due to past regulatory changes in the telephone communications industry continues, and whereas certain companies have benefited, many companies may be adversely affected in the future. Gas transmission companies and gas distribution companies continue to undergo significant changes as well. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. Water supply utilities are in an industry that is highly fragmented due to local ownership, and generally the companies are more mature and are experiencing little or no per capita volume growth. There is no assurance that favorable developments will occur in the utilities industry generally or that business opportunities will continue to undergo significant changes or growth.


U.S. Government Securities

  The Fund intends to invest some of its assets in Government National Mortgage Association ("GNMA") Certificates. GNMA Certificates are debt securities issued by a mortgage banker or other mortgagee and represent an interest in a single mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

  There are two types of GNMA Certificates, the modified pass-through type in which GNMA guarantees the timely payment of monthly installments of principal and interest at the time such payments are due, whether or not such amounts are collected by the issuer of these Certificates on the underlying mortgages, and the straight pass-through type in which the payment of principal and interest on a timely basis is not guaranteed. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on modified pass-through GNMA Certificates, and an assistant attorney general of the United States has rendered an opinion that this guarantee by GNMA is a general obligation of the United States backed by its full faith and credit.

  Mortgages included in single family residential mortgage pools backing an issue of GNMA Certificates have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates (such as the Fund) each month. Unscheduled prepayments of mortgages included in these pools occur as a result of the prepayment or refinancing of such mortgages by homeowners or as a result of the foreclosure of such mortgages. Such prepayments are passed through to the registered holders of GNMA Certificates with the regular monthly payments of principal and interest, which has the effect of reducing future payments on such Certificates. That portion of monthly payments received by the Fund which represents interest and discount will be included in the Fund's net income. See "Shares" - "Dividends and Taxes." Principal payments on a GNMA Certificate will be reinvested by the Fund.

  The balance of the Fund's assets which are invested in U.S. Government securities, other than those invested in GNMA Certificates, will be invested in obligations issued or guaranteed by the United States or by its agencies. There are two broad categories of U.S. Government-related debt instruments: direct obligations of the Treasury, and (2) securities issued or guaranteed by U.S. Government agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds). With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies, and such securities may involve risk of loss of principal and interest. U.S. Government securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons (See "Investment Policies and Techniques" - "Zero Coupon Bonds" in the Statement of Additional Information for a discussion of their features and risks.) and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality (See "Collateralized Obligations" below.).

  U.S. Government securities of the type in which the Fund may invest have historically involved little risk of loss of principal if held to maturity. The government guarantee of the U.S. Government securities in the Fund's portfolio, however, does not guarantee the market value of the shares of the Fund. There are market risks inherent in all investments in securities, and the value of an investment in the Fund will fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise the value of the Fund's investments will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. With respect to U.S. Government securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies, and such securities may involve risk of loss of principal and interest.


Collateralized Obligations

  A collateralized obligation is a debt security issuedby a corporation, trust, or custodian, or by a U.S. Government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations in which the

Fund may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation. A variety of types of collateralized obligations are available currently, and others may become available in the future.

  The Fund will currently invest only in collateralized obligations that are fully collateralized. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means, such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy the U.S. Government agency or instrumentality guaranteeing the obligation.

  Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments (sometimes called interest only and principal only securities). Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding.

  Because the collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to the interest only and principal only securities, an investor has the option to select from the pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movement. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

  The staff of the Securities and Exchange Commission has determined that certain issuers of collateralized mortgage obligations are investment companies for purposes of Section 12(d) of the Investment Company Act of 1940. See, in this connection, restriction (12) under "Investment Restrictions" in the Statement of Additional Information.


Corporate Debt Securities

  Corporate debt securities rated within the four highest grades of Moody's or S&P (See item 3 under "Investment Objective and Policies" above.) are generally considered to be "investment grade."

  Like higher-rated corporate debt securities, debt securities rated in the BBB or Baa categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher-rated debt securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics.

  The Fund may invest up to 10% of its total assets in corporate debt securities that are rated below BBB by S&P and Baa by Moody's or are unrated. These securities are frequently referred to as "junk bonds." The Investment Adviser will not invest more than 5% of the Fund's net assets in "junk bonds" for fiscal year 1996. These lower-rated debt securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than debt securities in the higher-rated categories. The market values of such debt securities tend to reflect individual corporate developments to a greater extent than do those of higher-rated debt securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated debt securities also tend to be more sensitive to economic conditions than are higher-rated debt securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, regarding lower-rated debt securities may depress the prices for such securities. The Fund may have difficulty disposing of certain high-yield debt securities, because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these assets. The risk involved in owning lower-rated debt securities can be offset by insurance. However, higher insurance premiums are charged for insuring them, which may tend to limit the Fund's investment in lower-rated debt securities.

  The characteristics of the rating categories are described in the Statement of Additional Information under "Appendix" - "Ratings of Investments."


Bank Certificates of Deposit

  Bank certificates of deposit ("CDs") are issued by banks in various denominations and maturities and are federally insured at member institutions. CDs, which can have similar maturities and vary in interest rate payable between issuers, are issued both in discount and interest-bearing form and sometimes with variable rates. Other variations include split-rate CDs, where a higher rate is paid early in the CD's term than in its later life; convertible-term CDs, which convert from fixed-rate to variable-rate instruments; and expandable CDs, which allow adding to the investment at the original rate. CDs can also be purchased from some brokers who make bulk purchases of high-yielding CDs from issuing banks and then resell them.

  CDs may be subject to early withdrawal penalties, or the issuer may refuse withdrawal prior to maturity, except in certain limited cases. Large CDs traded by dealers and institutional investors and smaller CDs marketed by brokers have secondary market values that rise and fall in inverse relation to prevailing interest rates. There is no secondary market for consumer-size CDs purchased directly from banks. Most CDs are insured to $100,000 per depositor by the Bank Insurance Fund which is a unit of the Federal Deposit Insurance Corporation, a federally-sponsored agency.

  Although there is a risk in purchasing CDs in amounts in excess of available insurance, the Investment Adviser is authorized to do so when in its opinion the risk is commensurate with a higher rate of return and the financial condition of the issuing bank.

                           Other Investment Practices

Financial Futures Transactions

  The Fund may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before delivery. The closing of such a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Such a transaction cancels the obligation under the original contract to make or take delivery. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements.

  At the time the Fund enters into a futures contract, it is required to deposit with its Custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates.

  The Fund may engage in financial futures transactions as an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. For example, if the Fund owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts. If interest rates did rise, the value of the bonds in the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts. If, on the other hand, long-term interest rates were expected to decline, the Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on long-term bonds. Thus, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

  There are risks associated with the use of financial futures contracts, because there may be an imperfect correlation between the price movements of the futures contracts and price movements of the securities which the Fund owns or intends to purchase. The Fund could lose money on the financial futures contracts and also on the price of such securities. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities, and creditworthiness of issuers. If a liquid secondary market did not exist when the Fund wished to close out a financial futures contract, it would not be able to do so and would have to continue making daily cash payments of variation margin in the event of adverse price movements. If the Investment Adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been used. The costs incurred in connection with futures transactions would also reduce the Fund's yield. In addition, futures markets have daily market price movement limits for many futures contracts which may further inhibit the Investment Adviser's ability to manage the Fund's portfolio. Futures contracts held by the Fund may be illiquid during periods when daily market price movement limits have been reached. As a result, net assets for the Fund may be impacted negatively until nor-mal futures trading resumes or until the Fund's futures contracts are closed out. Finally, certain provisions of Subchapter M of the Internal Revenue Code restrict the use of futures contracts and options techniques. See "Taxes" in the Statement of Additional Information.

  The Fund may also purchase and write call and put options on financial futures contracts in an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying futures contract at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying futures contract at an exercise price during the option period. Upon exercise, the writer (seller) of the option delivers the futures contract to the holder (buyer) at the exercise price. An option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid for it.

  The Fund may engage in future transactions only on commodities or securities exchanges or boards of trade. The Fund will not engage in transactions in financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Fund owns or intends to purchase. Although the successful use of futures contracts and options techniques requires skills different from those needed to select portfolio securities, the Investment Adviser has experience in the use of these techniques.

  To the extent necessary to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, the Fund will maintain in a segregated account with its Custodian cash or liquid high-grade debt securities equal to the value of such contracts. The amount held by the Custodian is less than the amount held by any futures commission agent as initial margin and will be marked to market daily.


Delayed Delivery Transactions

  The Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Because the Fund is required to set aside cash or liquid high-grade securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

  To the extent the Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Borrowing

  The Fund may borrow money for temporary or emergency purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of total assets. Interest paid on borrowed funds will decrease the net earnings of the Fund. The Fund may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of the Fund's shares.


Portfolio Turnover

  The portfolio turnover rate of the Fund is not expected to exceed 100% annually, but on occasions when there are substantial adjustments in the portfolio brought about by market conditions, such as significant changes in interest rates, the portfolio turnover rate may be higher. A 100% annual portfolio turnover rate would occur, for example, if all the investments in the Fund's portfolio (exclusive of securities with less than one year to maturity) were replaced once in a period of one year. Higher portfolio turnover rates (over 100%) may result in increased expenses and taxable capital gains.


Diversification Policy

  Because the Fund is registered as a non-diversified investment company, it will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code applicable to the Fund. This allows the Fund, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the fixed income securities of an individual government or corporate issuer. Because the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified investment company. See "Investment Restrictions" in the Statement of Additional Information.


Portfolio Insurance

  The three types of insurance which the Fund may obtain are "new issue" insurance, portfolio insurance, and "secondary market" insurance. The Fund may obtain a portfolio insurance policy which will guarantee the timely payment of principal and interest on eligible portfolio securities which are not otherwise insured by "new issue" insurance or "secondary market" insurance and which would, therefore, require insurance coverage under the Fund's investment policies. Under a portfolio policy, the insurer may from time to time establish criteria for determining securities eligible for insurance. The Fund will not purchase a security which is not eligible for coverage under a portfolio policy unless the security is otherwise insured or is excepted from the insurance requirements.

  Unlike securities covered by "new issue" insurance, which continues in force for the life of the security, a security will be entitled to the benefit of insurance under a portfolio policy only so long as the Fund owns the security. If the Fund sells the security, the insurance protection ends. As a result, the Fund will generally not attribute any value to portfolio insurance in valuing its investments. However, if any security is in default or presents a material risk of default, the Fund intends to continue to hold the security in its portfolio and to place a value on the insurance protection. Thus, the Investment Adviser's ability to manage the portfolio of the Fund or to obtain portfolio insurance from other insurers may be limited to the extent that it holds defaulted securities. Portfolio insurance cannot be cancelled by the insurer with respect to any security already held by the Fund except for non-payment of premiums. However, there is no assurance that portfolio insurance will be available at reasonable premium rates.

  The Fund may at times purchase "secondary market" insurance on securities which it holds or acquires. Like "new issue" insurance, this insurance continues in force for the life of the security for the benefit of any holder of the security. The purchase of "secondary market" insurance will be reflected in the market value of the security and, if available, may enable the Fund to dispose of a defaulted security at a price similar to that of comparable, undefaulted securities. Insurance premiums paid by the Fund for portfolio insurance will be treated as an expense of the Fund, reducing the Fund's net investment income. While the amount of premiums depends on the composition of the Fund's portfolio, the Fund estimates that, at current rates, its annual premium expense for portfolio insurance, if purchased, will range from 0.1% to 0.5% of that portion of the Fund's assets covered by such insurance. Premiums paid, however, for "secondary market" insurance will be treated as capital costs, increasing the Fund's cost basis in its investments and reducing its effective yield.


Illiquid Securities

  The Fund may not invest more than 15% of its net assets in illiquid securities, including (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to disposition under the federal securities laws, and (c) repurchase agreements maturing in more than seven days. This limitation is in addition to investment restriction (8) in the Statement of Additional Information.


                                   MANAGEMENT

                               Board of Directors

  Responsibility for overall management of the Fund rests with its Board of Directors.


Investment Adviser

  ND Money Management, Inc. (the "Investment Adviser"), has been retained under an Investment Advisory Agreement to act as the Fund's investment adviser subject to the authority of the Board of Directors. The Investment Adviser is a wholly-owned subsidiary of ND Holdings, Inc., a North Dakota venture capital corporation which is also the Fund's sponsor.

  The Investment Adviser was incorporated under North Dakota law on August 19,1988, and also serves as investment adviser for ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc. The address of the Investment Adviser is 1 North Main, Minot, North Dakota 58703. The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. The Investment Adviser furnishes at its own expense all necessary administrative services, office space, equipment, and clerical personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Investment Adviser.

  Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 0.60% of the Fund's average daily net assets. During the fiscal year ended December 31, 1996, the Fund incurred advisory fees of $14,031.

  W. Dan Korgel, portfolio manager, is primarily responsible for the day-to-day management of the Fund's portfolio under the supervision and direction of Robert
E. Walstad, president of the Fund. Mr. Korgel has been portfolio manager of the Fund since November 1990 and has served in a similar capacity for four related funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., since April 1988, July 1993, March 1994, and December 1994( through December 1995), respectively. Mr. Walstad is also president of ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., and has supervised and directed the management of their portfolios since they commenced operations.

            Custodian, Transfer Agent, and Accounting Services Agent

  First American Bank West, 20 First Street SW, Minot, North Dakota 58701, serves as Custodian for the Fund's portfolio securities and cash. ND Resources, Inc. ("Resources"), a wholly-owned subsidiary of ND Holdings, Inc., 1 North Main, Minot, North Dakota 58703, is the Fund's Transfer Agent. As Transfer Agent, Resources performs many of the Fund's clerical and administrative functions, for which it is paid a monthly fee ranging from .16 of 1% of the net asset value of all outstanding Fund shares up to $10 million down to .09 of 1% from $50,000,001 and larger. Resources also provides internal accounting and related services for the Fund, for which it is paid a monthly fee of $2,000 plus 0.05% of the Fund's average daily net assets on an annual basis for the first $50 million down to 0.01% for net assets in excess of $500 million.

                                   Expenses

  The expenses of the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, organizational expenses; taxes; interest; brokerage fees and commissions, if any; fees and expenses of directors and officers of the Fund who are not officers or directors of the Investment Adviser; Securities and Exchange Commission fees and state securities laws fees; charges of custodians and transfer and dividend disbursing agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, administrative service fees and telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers and Board of Directors of the Fund; and any extraordinary expenses.

  For the fiscal year ended December 31, 1996, total expenses amounted to 2.36% of average net assets on an annualized basis. Net expenses (after expense assumption by ND Holdings, Inc., the Fund's sponsor) for the same period amounted to 0.90% of average net assets on an annualized basis. There can be no assurance that the expense assumption will continue.

                             Portfolio Transactions

  The Investment Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, and statistical and other research information provided to the Fund and the Investment Adviser. In selecting among firms believed to meet the criteria for handling a particular transaction, the Investment Adviser may give consideration to those firms that have sold or are selling shares of the Fund, as well as to those firms that provide market, statistical, and other research information to the Fund and the Investment Adviser, although the Investment Adviser is not authorized to pay higher commissions to firms that provide such services. For further details, see "Portfolio Transactions" in the Statement of Additional Information.

  In effecting purchases and sales of the Fund's portfolio securities, the Investment Adviser and the Fund may place orders with and pay brokerage commissions to brokers which are affilliated with the Fund, the Investment Adviser, the Distributor or selected dealers participating in the offering of the Fund's shares. Subject to rules adopted by the Securities and Exchange Commission, the Fund may also purchase municipal securities from other members of underwriting syndicates of which the Underwriter or other affiliates of the Fund are members.

                                     SHARES

                                Share Attributes

  The Fund is authorized to issue a total of 200,000,000 shares, all of one class and one series, with a par value of $.001 per share. All shares, when issued, are fully paid and non-assessable and are redeemable and freely transferable. All shares are common shares and have equal rights and preferences in all matters, including voting. Cumulative voting, a form of proportional representation, is permitted in the election of directors. Under cumulative voting, a shareholder may cumulate votes either by casting for one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote or by distributing all of those votes on the same principle among any number of candidates. There are no subscription, preemptive, or conversion rights.


                              Shareholder Meetings

  It is probable that the Fund will not hold regular meetings of shareholders. The Fund's Bylaws provide that regular meetings of shareholders may be held on an annual or other less frequent basis but need not be held unless required by law. Under the North Dakota Business Corporation Act, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 5% or more of the voting power of all shares entitled to vote may demand a regular meeting by written notice of demand given to the president or secretary of the Fund. Within thirty days after receipt of the demand, the Board of Directors must cause a regular meeting of shareholders to be called, or if the Board fails to do so, the shareholder or shareholders making the demand may call the meeting by giving notice as prescribed by law. All necessary expenses of the notice and the meeting must be paid by the Fund.

  In addition to regular meetings, special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act. Meetings of shareholders will also be held whenever required in order to comply with the Investment Company Act of 1940; however, the Fund does not intend to hold annual shareholder meetings. Shareholders have the right to remove directors.


                               Dividends and Taxes

Dividends

  All the net income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Net income of the Fund consists of all interest income earned on portfolio assets less all expenses of the Fund. Income dividends will be distributed monthly, and dividends of net realized short-term and long-term capital gains, if any, will normally be paid out once a year after the end of the Fund's fiscal year. The Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code.

  Income and capital gain dividends, if any, will be credited to shareholder accounts in full and fractional Fund shares at net asset value on the reinvestment date, except that upon written request to the Transfer Agent a shareholder may select one of the following options:

  (1) To receive income dividends in cash and capital gain dividends in shares at net asset value; or

  (2) To receive both income and capital gain dividends in cash.

  (3) To receive both income and capital gain dividends in shares of Integrity Fund of Funds, Inc. ("Integrity"), at net asset value. If you select this option, you must first open a new account with Integrity with a minimum of $100.

  Cash dividends and reinvested dividends will be paid or reinvested, as the case may be, on the last day of the month. Share certificates are issued only for full shares and only upon a request by the shareholder to the Transfer Agent.


Taxes

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income, net short-term capital gains, and gains on the sale of market discount bonds (purchased after April 30, 1993) are taxable to shareholders as ordinary income, and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders whose marginal rate on ordinary income is at least 31% are taxed at a minimum federal rate of 28%. Dividends declared in October, November, or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. No part of the dividends paid by the Fund will qualify for the dividends received deduction available to corporate shareholders.

  The Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.

  After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which First American Bank West serves as trustee will be sent quarterly. In addition, the statement will show the details of prior transactions in the account during the calendar year. Information for income tax purposes will be provided after the end of the calendar year.


                                Net Asset Value

  The net asset value per share is determined by calculating the total value of the Fund's assets, which will normally be composed mainly of investment securities, deducting total liabilities, and dividing the result by the number of shares outstanding. Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Directors. If an event were to occur, after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value considerations by the Board of Directors or its delegates. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the close of the Exchange (normally, 3:00 p.m. Central Time).


                               PURCHASE OF SHARES

                                    General

  The Fund's principal underwriter is ND Capital, Inc. (the "Underwriter"), 1 North Main, Minot, North Dakota 58703. Shares may be purchased from investment dealers who have sales agreements with the Underwriter or from the Underwriter at the public offering price, which is the net asset value next determined after the Fund receives an order, plus a sales charge that is a percentage of the public offering price and varies as shown in the table below. Except as otherwise provided, the minimum initial investment is $1,000, and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $250, and the minimum subsequent investment is $50. Under the Monthomatic Investment Plan, the minimum initial investment is $100, and the minimum subsequent investment is $50. The Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund's portfolio securities). Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

                                                     Sales Charge
                                  ----------------------------------------------------
                                                                          Allowed to
                                       As a               As a           Dealers as a
                                   Percentage of     Percentage of       Percentage of
Amount of Purchase                Offering Price    Net Asset Value*    Offering Price
------------------                --------------    ---------------     --------------
Less than $100,000                     4.50%            4.71%               4.00%
$100,000 but less than 250,000         3.50%            3.63%               3.00%
$250,000 but less than 500,000         2.50%            2.56%               2.25%
$500,000 but less than 1,000,000       2.00%            2.04%               1.75%
$1,000,000 and over                     .10%             .10%                .10%

*Rounded to the nearest one-hundredth percent


  The Fund receives the entire net asset value of all shares sold. The Underwriter retains the sales charge from which it allows discounts from the applicable public offering price to investment dealers. The usual discount allowed to dealers is set forth in the table above. Upon notice to all dealers with whom it has sales agreements, the Underwriter may reallow up to the full applicable sales charge as shown in the table above during periods or for transactions specified in such notice, and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

  The Underwriter may also pay banks and other financial services firms that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the discount allowable to dealers as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Board of Directors would consider what action, if any, would be appropriate. The Board does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

  In addition to the discounts from the applicable public offering price described above, the Underwriter may from time to time pay or allow additional discounts or promotional incentives in the form of cash or other compensation to firms that sell shares of the Fund. In some instances, such discounts or other incentives may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund or other funds underwritten by the Underwriter.

  The Underwriter also provides information and administrative services for Fund shareholders and may enter into arrangements with various financial services firms, such as broker-dealer firms or banks ("firms"), that provide services and facilities for their customers or clients who are shareholders of the Fund. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, and such other services as may be agreed upon from time to time and permitted by applicable statute, rule, or regulation. The Underwriter bears all its expenses of providing such services, including the payment of any service fees. In return, the Fund pays the Underwriter a fee, payable monthly, at the annual rate of .10 of 1% of average daily net assets of the Fund. The Underwriter then pays each firm a service fee at an annual rate of up to .10 of 1% of net assets of those accounts in the Fund that it maintains and services. A firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase, and the fee continues until terminated by the Underwriter or the Fund. The fees are calculated monthly and paid quarterly. The Underwriter may provide some of the above services and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund. The administrative service fee payable to the Underwriter is based only upon Fund assets in accounts for which there is a firm listed on the Fund's records. The effective administrative service fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The administrative service fee may be increased to an annual rate of .25 of 1% of average daily net assets in the discretion of the Board of Directors and without shareholder approval.

  Shares may be sold to directors, officers, and employees (including retirees) of the Fund, of ND Tax-Free Fund, Inc., of ND Holdings, Inc., of ND Money Management, Inc., and of the Underwriter, for themselves or their spouses, children, or parents and parents of spouses, or to any trust, pension, profit-sharing, or other benefit plan for only such persons at net asset value and in any amount. The Fund may also sell shares at net asset value to broker-dealers having sales agreements with ND Capital, Inc., and registered representatives and other employees of such broker-dealers, including their spouses and children; to financial institutions having sales agreements with ND Capital, Inc., and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption by the Fund. The Fund may also issue shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

  The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes the following: an individual; or an individual, his or her spouse, and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing, or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized group of persons whether incorporated or not, provided that the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

  Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value next determined after receipt of the order in proper form by the Fund. However, orders received by dealers or other financial services firms prior to the determination of net asset value (See "Net Asset Value.") and received by the Fund prior to the close of its business day will be confirmed at a price based on the net asset value effective as of the close of the New York Stock Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly. If an order is accompanied by a check drawn on a foreign bank or a money order, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

  The Fund reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

  In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares unless requested to do so. A shareholder may obtain a certificate by writing to the Transfer Agent at the address shown on the cover of the Prospectus.

  Shareholders should direct their inquiries to the Fund at the address and telephone number shown on the cover page of the Prospectus or to the investment dealer from which they received the Prospectus.

  Robert E. Walstad and Peter A. Quist, who are directors and the president-treasurer and vice president-secretary, respectively, of the Fund, are also the only two directors and officers of the Underwriter. The Underwriter is a subsidiary of ND Holdings, Inc., a North Dakota venture capital corporation which is the Fund's sponsor.


                               Exchange Privilege

  By contacting the Transfer Agent, a shareholder may exchange some or all of his shares in any of the funds underwritten by ND Capital, Inc. or Ranson Capital Corporation at net asset value, subject to these conditions: (1) The length of time of the investment will be carried forward to the Fund. (2) If you paid a front-end sales charge, no contingent deferred sales charge will be imposed in the event you redeem any or all of your shares. (3) If the original fund is subject to a contingent deferred sales charge("CDSC"), the CDSC will be carried forward into the Fund and will be applied in the event you redeem any or all of your shares.

  Each exchange involves the redemption of fund shares to be exchanged and the purchase of Fund shares. As a result, any gain or loss on the redemption of fund shares exchanged is reportable on the shareholder's federal income tax return. The exchange privilege may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states where such exchanges may be legally made. A sharehold considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the fund whose shares he owns before making an exchange.

  For further information on how to excercise the exchange privilege, contact the Transfer Agent.

                              REDEMPTION OF SHARES

                                    General

  Any shareholder may require the Fund to redeem shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem them by making a written request with signatures guaranteed to the Transfer Agent at the address shown on the back cover of the Prospectus. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power with signatures guaranteed and accompanied by a written request for redemption. Except as otherwise provided below, signatures must be guaranteed by a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange, and a signature guarantee will be required before payment is made in connection with a redemption. A notary public may not provide a signature guarantee. Further documentation may be requested from institutional or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees, or guardians. The redemption request and stock power must be signed exactly as the account is registered, including any special capacity of the registered owner.

  The redemption price will be the net asset value next determined following receipt of a properly executed request with any required documents. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is requested to redeem shares for which it may not have yet received good payment, it may delay the mailing of a redemption check until it has determined that collected funds have been received for the purchase of such shares, which will generally be within 15 calendar days.

  Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem an account that falls below the minimum investment level, currently $1,000, as a result of redemptions. Individual Retirement Accounts and employee benefit plan accounts are not subject to this procedure at the present time. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Fund redeems the shareholder account. The investment required to reach that level may be made at net asset value without any sales charge.


                            Reinstatement Privilege

  You may reinvest up to the amount of your redemption proceeds free of all sales charges. You will receive the net asset value per share the day your check arrives at the Fund. An investor using this privilege a year or more after such investor redeemed shares of the Fund must file a new account application and provide proof that such investor was a shareholder of the Fund. The Fund reserves the right to modify or terminate this privilege at any time. If you have redeemed shares in a retirement plan, be sure to review the plan document you received when you opened your account for rules and limitations if you are repurchasing shares in the same retirement account.

                               SPECIAL FEATURES

                               Letter of Intent

  Reduced sales charges, as shown in the Prospectus, also apply to the aggregate amount of purchases of the Fund made by any purchaser within a 13-month period under a written Letter of Intent ("Letter") provided by the Underwriter. The Letter, which imposes no obligation to purchase or sell additional shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. A shareholder may include the value (at the maximum offering price) of all shares held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.


                              Cumulative Discount

  The Fund's shares may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of Fund shares being purchased the value of all shares of the Fund (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.


                      Availability of Quantity Discounts

  An investor or the investor's dealer or other financial services firm must notify the Transfer Agent or the Underwriter whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.


                          Systematic Withdrawal Plan

  The owner of $5,000 or more of the Fund's shares at offering price (net asset value plus the sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually, or annually. The minimum periodic payment is $100. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

  The purchase of shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor, because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. The right is reserved to amend the systematic withdrawal plan on thirty days' notice. The plan may be terminated at any time by the investor or the Fund.

                        Tax-Sheltered Retirement Plans

  The Underwriter provides retirement plan services and documents and can establish investor accounts in the following types of retirement plans:

  . Individual Retirement Accounts (IRA's) trusteed by First American Bank West ("First American"). This includes Simplified Employee Pension Plan
     (SEP) IRA accounts and prototype documents.

  . 403(b)(7) Custodial Accounts also trusteed by First American. This type of plan is available to employees of most nonprofit organizations.

  Brochures describing the above plans are available from the Underwriter upon request. The brochures for plans trusteed by First American describe the current fees payable to First American for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan.


                                 Monthomatic

  A shareholder may purchase additional Fund shares through an automatic investment program. With the Monthomatic Investment Plan, monthly investments (minimum $50) are made automatically from the shareholder's account at the bank, savings and loan association, or credit union into the shareholder's Fund account. By enrolling in Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Underwriter for appropriate forms.

  A shareholder may terminate the Plan by sending written notice to the Transfer Agent at the address shown on the back cover of the Prospectus. Termination by a shareholder will become effective within 7 days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. Fund shares purchased by Monthomatic must be owned for 15 days before they may be redeemed. The Fund may terminate or modify this privilege at any time.


                                  PERFORMANCE

  From time to time, the Fund may advertise several types of performance information. These are "yield," "average annual total return:" and "total return." Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Fund.

  The Fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period. Yield is an annualized figure, which means that it is assumed that the Fund generates the same level of net investment income over a one-year period. Net investment income is assumed to be compounded semiannually when it is annualized. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period.

  Average annual total return will be quoted for at least the one, five, and ten-year periods ending on a recent calendar quarter. Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question.

  From time to time, the Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes such as the Salomon Brothers High Grade Bond Index, the Merrill Lynch Government/Corporate Master Index, and the Shearson Lehman Government/Corporate Bond Index and may also be compared to the performance of other fixed income mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), or CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for the Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield because, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums.

  The Fund's shares are sold at net asset value plus a maximum sales charge of 4.5% of the offering price. While the maximum sales charge is normally reflected in the Fund's performance figures, certain total return calculations may not include such charge, and those results would be reduced if it were included. The Fund's returns and net asset value will fluctuate. Shares of the Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Additional information concerning the Fund's performance appears in the Statement of Additional Information.

                    INSTITUTIONAL ACCOUNT APPLICATION GUIDE
                         ND INSURED INCOME FUND, INC.

Instructions

  Please make sure you are using the correct application. Use the Institutional Account Application for corporate, trust, or other fiduciary accounts. Use the Individual Account Application for individual, joint owners, and Transfer to Minor accounts.

  This application cannot be used for any modification of an existing account. This application also cannot be used to establish a Retirement Account with First American Bank West as trustee. To obtain an application for such accounts or forms to modify your account, call 1-701-857-0240. o Please print information exactly as you wish it to appear on the account.

  . Please check the box that is applicable to the type of account you are opening.
  .  Please be sure to complete both Sections I and II.
  .  Please be sure to sign this application.
  .  Signature(s) of authorized person(s) are required.



                       READ THIS IMPORTANT INFORMATION.

Fund Features

  Exchanges. If you elect this option:
  . Shares held in certificated form may not be exchanged until they have been received by the Fund's Transfer Agent and deposited to the account.
  .  If exchanging to a new account, the minimum requirement is $1,000.
  .  Subsequent exchanges may be made for at least $50.


Certification

  The account owners certify that they have the power and authority to establish this account and select the privileges requested. The account owners release the Fund and its agents and representatives from all liability and agree to indemnify the same from any and all losses, damages, or costs for acting in good faith in accordance with the privileges selected herein. In no event shall the Fund or its agents or representatives be liable for consequential damages. The account owners certify that the current prospectus for the Fund has been received and read and that the authorizations hereon shall continue until the Fund receives written notice of a modification signed by all appropriate parties or a termination signed by any party. This account is subject to the terms of the Fund's prospectus, as amended from time to time, and the terms herein set forth, and is subject to acceptance by the Fund and to the laws of North Dakota. All terms shall be binding upon the heirs, representatives, successors, and assigns of the account owners.

  All persons signing as representatives warrant as individuals that each person signing is an authorized representative of the account owner, that the account and privileges selected have been duly authorized, that all signatures hereon are genuine, and that the persons indicated hereon are authorized to sign.

  The account owners authorize the Fund to provide the trustees or custodian of their tax-deferred retirement plan any information necessary to administer such a plan.


Questions

  Shareholders may call 1-800-601-5593 to speak to a Fund Services Representative. Financial Representatives may call 1-800-276-1262 to speak to a Dealer Services Representative.

                      Letter of Intent ("LOI") Conditions

               (Applicable if Item 4 Letter of Intent selected)

  The first investment hereunder must equal or exceed $1,000 or 5% of the indicated amount, whichever is greater. The value of shares owned by me on the initial purchase date is determined by the maximum offering price on that date.

  Each investment will be made at the public offering price applicable to a single transaction of the dollar amount indicated on the application, as described in the Fund prospectus in effect at the time of such investment. I agree that the sales charge schedule for the Fund is subject to change.

  I am making no commitment to purchase shares, but if my investments within thirteen months from the initial purchase date do not aggregate the sum specified, I will pay the increased amount of sales charge as prescribed below. In determining the total amount of purchases, any shares purchased under this LOI and then sold within the 13-month period will be deducted from my total purchases. Exchanges between the Fund and other funds for which ND Money Management, Inc., serves as the investment adviser (the "funds") will not be deducted.

  Five percent (5%) of the dollar amount specified in this LOI will be held in escrow by ND Capital, Inc. (the "Principal Underwriter"), in the form of shares of the Fund (computed to the nearest full share at public offering price) registered in my name. All income and capital gain dividends on the escrowed shares will be reinvested in additional shares or paid in cash per my dividend instructions. If the shares held in escrow in connection with this LOI are to be exchanged in accordance with the Exchange Privilege described in the Fund prospectus, the smallest number of full shares of the funds to be issued on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. If I complete the investment specified within the thirteen-month period, the escrowed shares will be released.

  If my total investments pursuant to this Letter are less than the amount specified, I will remit to the Principal Underwriter the difference in the sales charge actually paid and the sales charge which I would have paid if my total investments hereunder had been made at a single time. If I do not pay such difference in sales charge within 7 business days after written request by the Principal Underwriter or my dealer, I irrevocably constitute and appoint the Principal Underwriter, my attorney, with full power of substitution, to surrender for redemption the necessary number of the escrowed shares to realize such difference without further notice or demand. In the event of a deficiency after such surrender, I shall remain liable for such deficiency.

  I agree that my dealer or I will refer to this LOI in placing any future order for me for shares of the Fund hereunder.

  All purchases under this LOI must be by the same purchaser as described in the Fund prospectus.

  I agree that this LOI is subject to the terms of the Fund prospectus that is currently in effect and that neither the Principal Underwriter nor the Fund has any obligation to sell shares of the Fund hereunder.

                     INDIVIDUAL ACCOUNT APPLICATION GUIDE

                         ND INSURED INCOME FUND, INC.

Instructions

  Please make sure you are using the correct application. Use the Individual Account Application for individual, joint owners, and Transfer to Minor accounts. Use the Institutional Account Application for corporate, trust, or other fiduciary accounts. This application cannot be used for any modification of an existing account. This application also cannot be used to establish an Individual Retirement Account (IRA) with First American Bank West as trustee. To obtain an IRA application or forms to modify your account, call 1-701-857-0240.

    . Please print information exactly as you wish it to appear on the account. . Please check the box that is applicable to the type of account you are opening.
    . Please ensure that the social security number for a joint account is for the first named registrant and for a transfer to minor account is for the minor.
    .  Please be sure to complete both Sections I and lI.
    . Please be sure to sign this application. If the account is registered in the name of:
       .  an individual, the individual must sign.
       .  joint owners, all must sign.
       .  a custodian for a minor, the custodian must sign.


                       READ THIS IMPORTANT INFORMATION.

Fund Features

Exchanges. If you elect this option:
    . Shares held in certificated form may not be exchanged until they have been received by the Fund's Transfer Agent and deposited to the account.
    .  If exchanging to a new account, the minimum requirement is $1,000.
    .  Subsequent exchanges may be made for at least $50.

Systematic Withdrawal Plans. If you elect this option:
    .  Shares may not be held in certificated form.
    . The Plan may not be selected in conjunction with a Letter of Intent. . Your account value must be at least $5,000.
    .  All dividends will be reinvested.


Certification

  The account owners certify that they have the power and authority to establish this account and select the privileges requested. The account owners release the Fund and its agents and representatives from all liability and agree to indemnify the same from any and all losses, damages, or costs for acting in good faith in accordance with the privileges selected herein. In no event shall the Fund or its agents or representatives be liable for consequential damages. The account owners certify that the current prospectus for the Fund has been received and read and that the authorizations hereon shall continue until the Fund receives written notice of a modification signed by all appropriate parties or a termination signed by any party. This account is subject to the terms of the Fund's prospectus, as amended from time to time, and the terms herein set forth, and is subject to acceptance by the Fund and to the laws of North Dakota. All terms shall be binding upon the heirs, representatives, and assigns of the account owners.


Questions

  Shareholders may call 1-800-601-5593 to speak to a Fund Services Representative. Financial Representatives may call 1-800-276-1262 to speak to a Dealer Services Representative.

                      Letter of Intent ("LOI") Conditions

               (Applicable if Item 4 Letter of Intent selected)

  The first investment hereunder must equal or exceed $1,000 or 5% of the indicated amount, whichever is greater. The value of shares owned by us on the initial purchase date is determined by the maximum offering price on that date.

  Each investment will be made at the public offering price applicable to a single transaction of the dollar amount indicated on the application, as described in the Fund prospectus in effect at the time of such investment. We agree that the sales charge schedule for the Fund is subject to change.

  We are making no commitment to purchase shares, but if our investments within thirteen months from the initial purchase date do not aggregate the sum specified, we will pay the increased amount of sales charge as prescribed below. In determining the total amount of purchases, any shares purchased under this LOI and then sold within the 13-month period will be deducted from our total purchases. Exchanges between the Fund and other funds for which ND Money Management, Inc., serves as the investment adviser (the "funds") will not be deducted.

  Five percent (5%) of the dollar amount specified in this LOI will be held in escrow by ND Capital, Inc. (the "Principal Underwriter"), in the form of shares of the Fund (computed to the nearest full share at public offering price) registered in our name. All income and capital gain dividends on the escrowed shares will be reinvested in additional shares or paid in cash per our dividend instructions. If the shares held in escrow in connection with this LOI are to be exchanged in accordance with the Exchange Privilege described in the Fund prospectus, the smallest number of full shares of the funds to be issued on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. If we complete the investment specified within the thirteen-month period, the escrowed shares will be released.

  If our total investments pursuant to this Letter are less than the amount specified, we will remit to the Principal Underwriter the difference in the sales charge actually paid and the sales charge which we would have paid if our total investments hereunder had been made at a single time. If we do not pay such difference in sales charge within 7 business days after written request by the Principal Underwriter or our dealer, we irrevocably constitute and appoint the Principal Underwriter, our attorney, with full power of substitution, to surrender for redemption the necessary number of the escrowed shares to realize such difference without further notice or demand. In the event of a deficiency after such surrender, we shall remain liable for such deficiency.

  We agree that our dealer or we will refer to this LOI in placing any future order for us for shares of the Fund hereunder.

  All purchases under this LOI must be by the same purchaser as described in the Fund prospectus.

  We agree that this LOI is subject to the terms of the Fund prospectus that is currently in effect and that neither the Principal Underwriter nor the Fund has any obligation to sell shares of the Fund hereunder.

ND INSURED INCOME
FUND, INC.

1 North Main
Minot, ND 58703
(701) 852-5292

                                                                ND
                                                           INSURED INCOME
                                                             FUND, INC.
                                                    A mutual fund for investors
                                                    seeking high current income
                                                    from a portfolio consisting
                                                  primarily of insured corporate
                                                      or government issued or
                                                    guaranteed debt securities
                                                  ==============================

                                                            Prospectus
                                                            May 1, 1996

                                                     (As amended June 25, 1996
                                                       and February 28, 1997)


                                   [LOGO OF INTEGRITY INCOME FUND APPEARS HERE]


Investment Adviser
ND Money Management, Inc.
1 North Main
Minot, ND 58703

Principal Underwriter
ND Capital, Inc.
1 North Main
Minot, ND 58703

Custodian
First American Bank West
20 First Street SW
P.O. Box 1548
Minot, ND 58702

Transfer Agent
ND Resources, Inc.
1 North Main
Minot, ND 58703

Independent Public Accountant
Brady, Martz & Associates, P.C.
24 West Central Avenue
Minot, ND 58701

Legal Counsel
Pringle & Herigstad, P.C.
20 First Street SW
P.O. Box 1000
Minot, ND 58702

                             INTEGRITY MUTUAL FUNDS

ACCOUNT APPLICATION                                 ND INSURED INCOME FUND, INC.

Mail To: ND Insured Income Fund, Inc.
         P.O. Box 759, Minot, ND  58702-0759

If you have any questions on this form or any shareholder services questions, phone 1-800-601-5593.

--------------------------------------------------------------------------------

1. Account Registration (Please print.) - First Name, Middle Initial, and Last Name

    Individual            Joint*        *Joint tenants with rights of
---                    ---               survivorship, unless you specify
                                         otherwise

----------------------------------      ----------------------------------------
              Name                                 Joint Owner's Name

    Gift or transfer to a minor  (UGMA/UTMA)
---
                     as custodian for                    under the
------------------                   ------------------            -------------
 Custodian's name                       Minor's name                   State
Uniform Gifts/Transfers to Minors Act

    Trust*
---
                     as trustee(s) of
---------------------                ------------------  ------------------
   Trustee's name                       Name of trust       Date of trust
                                          agreement           agreement
*Please include copy of first and last page of trust agreement.

    Corporation/other entity*
---
----------------------------------      ----------------------------------------
Name of corporation or other entity           Type of organization (i.e.,
                                            corporation, partnership, etc.)
*Please attach a certified copy of the corporate resolution showing the person(s) authorized to act on this account.

    IRA*                                *IRA information available upon request.
---
    TOD  (Transfer on Death)*           *Transfer on Death form available upon
---                                      request

Address                            City, State, Zip
       ----------------------------                -----------------------------
Telephone Number
                -------------------

--------------------------------------------------------------------------------

2. Initial Investment

Check enclosed for $                .  Minimum initial investment is $1,000
                    ----------------
($100 in Monthomatic Plan); subsequent $50. Make check payable to: ND Insured Income Fund, Inc.

--------------------------------------------------------------------------------

3. Dividends Choose how you wish to receive dividends. If no box is checked, option A will be assigned.

        A.      All income and capital gains dividends reinvested into
           ----
           my account.
        B.      All income dividends in cash and capital gains reinvested
           ----
           in my account. Complete cash dividends section below.
        C.      All income and capital gains dividends paid to me in cash.
           ----
           Complete cash dividends section below.
        D.      All income and capital gains dividends reinvested in Integrity
           ----
           Fund of Funds account #
                                  ------------------------------------

Please send cash dividends to:      Account registration address OR
                              ------
                                    Special payee as follows:
                              ------

Name
    ----------------------------------------------------------------------------
Address                            City, State, Zip
       ----------------------------                 ----------------------------

Account number (if applicable)                 Attach voided check if payable to
                              ----------------
your bank account (signature guarantee not required).
* If payable to person or address other than registration, PLEASE signature guarantee here:

--------------------------------------------------------------------------------

4. Letter of Intent

I request establishment of a Letter of Intent to purchase shares of ND Insured Income Fund, Inc. as described in this prospectus. These shares will be purchased over a thirteen-month period; the aggregate amount of these purchases will be at least equal to the amount indicated below:

     $50,000      $100,000      $250,000      $500,000      $1,000,000
-----        -----         -----         -----         -----

      This is an amended Letter of Intent
-----

--------------------------------------------------------------------------------

5. Rights of Accumulation

If this account qualifies for a reduced sales charge under the Rights of Accumulation as described in this prospectus, please give the following information:

  Account Number of Related Accounts          Relationship to Investor

--------------------------------------   -------------------------------------
--------------------------------------   -------------------------------------

6. Systematic Investment Program (Monthomatic) Complete the following if you are establishing a Systematic Investment Program.

        I authorize the Fund's Agent to draw checks or initiate Automated Clearing House ("ACH") debits against the bank account provided below in the
amount of $                         (minimum $50)
           ------------------------

   Please check one: starting on the      5th  OR the      20th
                                     -----            -----     ----------------
   (indicate month)

Name of Depositor                      Bank Account Number
                 ---------------------                    ----------------------
(As shown on bank records)

Name of Bank                           Address of Bank
            --------------------------                --------------------------
(The account must have check or draft writing privileges.)

City                                   State, Zip
    ----------------------------------           -------------------------------

As a convenience to us, we hereby request and authorize you to honor and charge to our account (i) checks drawn on our account by ND Insured Income Fund, Inc., and payable to the order of the Fund, and (ii) Automated Clearing House ("ACH") debit entries initiated by any of us through ND Insured Income Fund, Inc., for the account of the Fund, provided in either case that there are sufficient collected funds in said account to pay the same upon presentation. We agree that your rights with respect to each such check or ACH debit shall be the same as if either were signed personally by each of us. This authority is to remain in effect until revoked by us in writing to you, and until you actually receive such notice, we agree that you shall be fully protected in honoring any such checks or ACH debits. We further agree that if any check or ACH debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.

Signature(s) of depositor(s):*   Date:
                                      -------------------------------
*Sign exactly as shown on bank records


X                                      X
   -----------------------------        -----------------------------
             Signature                             Signature

Please attach a VOIDED check to ensure correct encoding.

--------------------------------------------------------------------------------

7. Systematic Withdrawal Plan (Note: All distributions from the Fund must be reinvested)

Systematic Withdrawal (available only for accounts of $5,000 or more) - Redeem sufficient shares or dollars on the 1st of the month and send check to the owner
listed above:     Monthly     Quarterly      Semiannually      Yearly for
              ---         ---            ---               ---
$             or              shares (minimum $50). The first redemption is to
 ------------    ------------
take place on the 1st of                             (Indicate month.)
                         ---------------------------

If systematic withdrawal checks are payable to person or address other than as registered above, make check payable to:*
Name
     -----------------------------------------------------
Address                                City, State, Zip
        -------------------------------                  -----------------------
Account Number (if applicable)                Attach voided check if payable to
                              ---------------
your bank account (signature guarantee not required).
*if payable to person or address other than registration, PLEASE signature guarantee here:

--------------------------------------------------------------------------------

8. Your Signature and Tax Certifications

See enclosed substitute instructions and important notice. The Fund reserves the right to refuse to open an account without either a certified taxpayer identification number ("TIN") or a certification of foreign status. Failure to provide the tax certifications in this section may result in backup withholding on payments relating to your account and/or in your inability to qualify for treaty withholding rates.

                                OR
-------------------------------    -------------------------------
     Social Security Number         Employer Identification Number
   (In UGMA/UTMA Minor's SSN)

I am a citizen of:    U.S.    My country of residence for tax purposes is:
                  ----    ----tax purposes is:

   U.S.   Other
---             --------------------

Check one of the following:
        The number shown above is my correct TIN. I am not subject to backup
------
        withholding due to underreporting of interest or dividend income either because no notification has been received from the IRS or because the IRS has notified me that I am no longer subject to backup withholding. (If you are subject to backup withholding, please cross out the second sentence.)

        Awaiting TIN. A TIN has not been issued to me, but I am in the process
------
        of applying for a TIN from either the appropriate Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a TIN to the Fund within 60 days, the Fund is required to commence backup withholding until I provide a certified TIN. I am not subject to backup withholding due to underreporting of interest or dividend income either because no notification has been received from the IRS or because the IRS has notified me that I am no longer subject to backup withholding. (If you are subject to backup withholding, please cross out the third sentence.)

        Exempt Recipient. I am an Exempt Recipient. The instructions give a list of the most common Exempt Recipients. (You should still provide a TIN.)
------


        Exempt Foreign Person. I am an Exempt Foreign Person as explained in
------
        the instructions. Under the penalties of perjury, I certify that
        (1) the information provided on this application is true, correct, and complete, (2) I have read the prospectus for the Fund in which I am investing and agree to the terms thereof, and (3) I am of legal age or an emancipated minor.
                                               Date
                                                   -----------------------------
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X                                      X
 ----------------------------------     ----------------------------------
             Signature                              Signature

--------------------------------------------------------------------------------

9. Broker/Dealer Use Only (Please print.)

We hereby submit this application for the purchase of shares of ND Insured Income Fund, Inc., indicated within the terms of our selling agreement with ND Holdings, Inc., and with the prospectus for ND Insured Income Fund, Inc. We agree to notify distributor of any purchases made under a letter of intent or right of accumulation.

Firm Name
          -------------------------------------
Branch Address
               --------------------------------
Representative's Name
                      -------------------------
Representative's Number
                        -----------------------
Representative's Phone Number
                              -----------------

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1996

                (As amended June 25, 1996 and February 28, 1997)

                          ND INSURED INCOME FUND, INC.
                                  1 North Main
                           Minot, North Dakota 58703
                                 (701) 852-5292

  This Part B Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of ND Insured Income Fund, Inc. (the "Fund"), dated May 1, 1996 (as amended June 25, 1996 and February 28, 1997). The Prospectus may be obtained without charge from the Fund.




                               TABLE OF CONTENTS
                                                                           Page
Investment Policies and Techniques........................................  B-1
Investment Restrictions...................................................  B-4
Management of the Fund....................................................  B-6
Control Persons and Principal Holders of Securities.......................  B-8
Investment Advisory and Other Services....................................  B-8
Portfolio Transactions....................................................  B-9
Purchase and Redemption of Shares.........................................  B-10
Underwriter...............................................................  B-11
Dividends and Taxes.......................................................  B-12
Performance...............................................................  B-13
Appendix - Ratings of Investments.........................................  B-14
Financial Statements......................................................  F-1



                       INVESTMENT POLICIES AND TECHNIQUES

General

  The Fund may engage in futures and options transactions in accordance with its investment objective and policies. The Fund intends to engage in such transactions if it appears advantageous to the Investment Adviser to do so in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates, and to stabilize the value of its assets. The use of futures and options, possible benefits, and attendant risks are discussed below, along with the information concerning certain other investment policies and techniques.


Financial Futures Contracts

  The Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding options written by the Fund would exceed 50% of the total assets of the Fund.

  Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset, or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. Futures contracts entail risks. If the Investment Adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been made.

  There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the cash market. Thus, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful hedging transaction. If this should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.


Options on Financial Futures Contracts

  The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its Custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Delayed Delivery Transactions

  The Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When the Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value as long as the commitment remains in effect. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

  To the extent the Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable.


Regulatory Restrictions

  To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, the Fund will maintain in a segregated account with its Custodian cash or liquid high-grade securities equal to the value of such contracts. The amount held by the Custodian is less than the amount held by any futures commission agent as initial margin and will be marked to market daily.

  To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, the Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. The Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and
(3) cash proceeds from investments due in 30 days.

Zero Coupon Bonds

  The Fund may invest in zero coupon U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust, or other relationships, provided such obligations are issued or guaranteed by a U.S. Government agency or instrumentality (See "General Description of the Fund" - "Investment Objective and Policies" - "Collateralized Obligations" in the Prospectus.). The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, and the fluctuation is likely to be greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty as to the timing of the maturity or of cash flows after prior classes of the collateralized obligations are retired. The Fund currently does not intend to invest more than 5% of its net assets in zero coupon bonds during the coming year.


                            INVESTMENT RESTRICTIONS

  The Fund has adopted certain investment restrictions which, together with the investment objective and policies, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% or more of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

(1) Invest in securities other than those specified under "General Description of the Fund" - "Investment Objectives and Policies" and "Other Investment Practices" in the Prospectus. This restriction does not prevent the Fund from holding common stocks or other corporate securities not qualifying as debt obligations if such securities are acquired through conversion provisions of debt securities or from corporate reorganizations. Nor does it prevent the holding of debt securities whose quality rating is reduced by the rating services below those specified under "Investment Objective and Policies" after purchase by the Fund.

(2) Except with respect to securities of issuers in the utilities industry, the Fund may not purchase securities (other than securities issued by the U.S. Government or any agency or instrumentality thereof) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any industry. The Fund will concentrate in the utilities industry by investing at least 25% of the Fund's total assets in securities of issuers in that industry. The utilities industry includes water, communications, electric, and gas utilities.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements, and short-term obligations in accordance with its objective and policies are not prohibited.

(4) Borrow money except for temporary or emergency purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%; or mortgage, pledge, or hypothecate its assets in an amount exceeding 10% of its total assets to secure temporary or emergency borrowing.

(5) Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write, purchase, or sell puts, calls, combinations thereof, or similar options, except in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of its officers or directors or of the Investment Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to disposition under the federal securities laws, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (a), (b), and
(c) above.

(9) Invest for the purpose of exercising control or management of another issuer.

(10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts.

(11) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(12) Purchase or otherwise acquire any securities issued by any other investment company if the Fund immediately after such purchase or acquisition owns in the aggregate (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury shares of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund; provided, however, that the foregoing restrictions do not apply in connection with a merger, consolidation, reorganization, or acquisition of assets.

(13) Underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

(14) Issue senior securities as defined in the Investment Company Act of 1940, except money borrowed as permitted by (4) above.

(15) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

  During the coming year, the Fund does not intend to invest more than 5% of its net assets in securities of other investment companies.

  Any policy or restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Changes due to market action will not cause a violation of a policy or restriction.

                             MANAGEMENT OF THE FUND

----------------------------------------------------------------------------------------------------
                           Position(s) Held                   Principal Occupation(s)
Name, Address, and Age        with Fund                       During Past 5 Years/(1)/
----------------------------------------------------------------------------------------------------
Lynn W. Aas/(2)/              Director           Retired; Attorney; Director, ND Holdings, Inc.;
904 NW 27th                                      Director, ND Tax-Free Fund, Inc., Montana
Minot, North Dakota 58701                        Tax-Free Fund, Inc., South Dakota Tax-Free
76                                               Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee,
                                                 Ranson Managed Portfolios; Director, First Western
                                                 Bank & Trust

Orlin W. Backes/(3)/          Director           Attorney; Director, ND Tax-Free Fund, Inc.,
15 2nd Ave. SW, Suite 305                        Montana Tax-Free Fund, Inc., South Dakota
Minot, North Dakota 58701                        Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.;
61                                               Trustee, Ranson Managed Portfolios; Director, First
                                                 Western Bank & Trust

Arthur A. Link/(4)/           Director           Director, ND Tax-Free Fund, Inc., Montana
2001 Grimsrud Drive                              Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc.,
Bismarck, North Dakota 58501                     and Integrity Fund of Funds, Inc.; Trustee, Ranson
82                                               Managed Portfolios; Director, Bank Center First

*Peter A. Quist/(5)/          Director           Director and Vice President, ND Holdings, Inc.;
 1 North Main                 Vice President     Director, Vice President, and Secretary, ND Money
 Minot, North Dakota 58703    Secretary          Management, Inc., ND Capital, Inc., ND Resources,
 62                                              Inc., ND Tax-Free Fund, Inc., Montana
                                                 Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc.,
                                                 and Integrity Fund of Funds, Inc.; The Ranson
                                                 Company, Inc., and Ranson Capital Corporation; Vice
                                                 President and Secretary, Ranson Managed Portfolios

*Robert E. Walstad/(6)/       Director           Director and President, ND Holdings, Inc.; Director,
 1 North Main                 President          President, and Treasurer, ND Money Management,
 Minot, North Dakota 58703    Treasurer          Inc., ND Capital, Inc., ND Resources, Inc., ND
 52                                              Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc.,
                                                 South Dakota Tax-Free Fund, Inc., and Integrity
                                                 Fund of Funds, Inc.; Trustee, Chairman, President, and
                                                 Treasurer, Ranson Managed Portfolios; Director,
                                                 President, CEO, and Treasurer, The Ranson Company,
                                                 Inc., and Ranson Capital Corporation

*"Interested person" as defined in the Investment Company Act of 1940

  (1) Except as otherwise indicated, each individual has held the office(s) shown for the past five years. Mssrs. Aas, Backes, Link, and Walstad were elected to the Board of Trustees of Ranson Managed Portfolios at a joint special meeting of the shareholders of The Kansas Municipal Fund Series, The Kansas Insured Municipal Fund - Limited Maturity (subsequently renamed "The Kansas Insured Intermediate Fund") Series, and The Nebraska Municipal Fund Series of Ranson Managed Portfolios held on December 11, 1995, but did not assume office until January 5, 1996. Mssrs. Quist and Walstad were elected as directors and officers of The Ranson Company, Inc., and Ranson Capital Corporation on January 5, 1996.

  (2) Mr. Aas resigned as a director of ND Holdings, Inc., on August 17, 1994. He was elected to the board of directors of Integrity Fund of Funds, Inc., on August 19, 1994, and to the boards of ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and the Fund on December 2, 1994.

  (3) Mr. Backes was elected to the boards of directors of ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and the Fund in 1995.
  (4) Mr. Link has served on the boards of directors of ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and the Fund since their inceptions.
  (5) Mr. Quist has served on the boards of directors of ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and the Fund since their inceptions. He was elected to the board of South Dakota Tax-Free Fund, Inc., on April 7, 1995, and has served as the vice president and secretary of each of the aforenamed funds since their inceptions.
  (6) Mr. Walstad has served as a director and as the president and treasurer of ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and the Fund since their inceptions.

-------------------------------------------------------------------------------------------------------------
                                           COMPENSATION TABLE*
-------------------------------------------------------------------------------------------------------------
                                               Pension or
                                               Retirement                                Total Compensation
                              Aggregate     Benefits Accrued     Estimated Annual        from Fund and Fund
   Name of Person,          Compensation    as Part of Fund       Benefits Upon            Complex Paid to
    Position(s)               from Fund         Expenses            Retirement                 Directors
-------------------------------------------------------------------------------------------------------------
Lynn W. Aas                   $297.00              -0-                 -0-                    $10,000.00
Director

Orlin W. Backes               $222.75              -0-                 -0-                     $7,500.00
Director

Arthur A. Link                $297.00              -0-                 -0-                    $10,000.00
Director

Peter A. Quist                  -0-                -0-                 -0-                        -0-
Director,
Vice President, and
Secretary

Robert E. Walstad               -0-                -0-                 -0-                        -0-
Director, President,
and Treasurer
                              -------            -------             -------                  ----------
Totals                        $816.75              -0-                 -0-                    $27,500.00

-------------------------------------------------------------------------------------------------------------

* Directors who are not an "interested person" as that term is defined in the 1940 Act are paid an annual fee of $10,000 for serving on the boards of the funds in the complex. Each of the funds, including the four series of Ranson Managed Portfolios, pays a pro rata share of the fee based upon its respective assets. Mssrs. Quist and Walstad, who are the only "interested persons" of the funds, receive no compensation from the funds.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  As of February 28, 1997, the following persons owned of record or were known by the Registrant to own of record or beneficially 5 percent or more of Registrant's outstanding shares:

                                                                Percentage of           Nature of
                  Name and Address                               Ownership              Ownership
     West Brand & Co. as nominee for First
     Western Bank & Trust,                                          8.11%                Record
     P.O. Box 1090, Minot, ND 58702

     Oakes Community Hospital,                                      7.30%                Record
     314 South 8th Street, Oakes, ND 58474

     West Brand and Co. as nominee for First
     Western Bank & Trust,
     fbo Mann's Automotive Supply, Inc. 401(k)                      6.39%                Record
     P.O. Box 1090, Minot, ND 58702


  As of February 18, 1997, directors and officers (including family members) of the Registrant as a group owned 3,276.428 shares, or 1.13% of Registrant's outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

  ND Money Management, Inc. (the "Investment Adviser"), has been retained under an Investment Advisory Agreement to act as the Fund's investment adviser, subject to the authority of the Board of Directors. The Investment Adviser is a wholly-owned subsidiary of ND Holdings, Inc., a venture capital corporation organized under the laws of the State of North Dakota on September 22, 1987, which is also the Fund's sponsor. The Investment Adviser was incorporated under North Dakota law on August 19, 1988, and also serves as the investment adviser for ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc. The address of the Investment Adviser is 1 North Main, Minot, North Dakota 58703.

  The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. The Investment Adviser furnishes at its own expense all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund and investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Investment Adviser. All other charges and expenses, as more fully described in the Prospectus under "Management" - "Expenses," are paid by the Fund.

  Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 0.60% of the Fund's average daily net assets. For the fiscal years ended December 31, 1993, 1994, 1995, and 1996, the Fund paid the Investment Adviser $11,783, $16,097, $18,006, and $14,031, respectively, pursuant to the Investment Advisory Agreement.

  The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

  The Investment Advisory Agreement continues in effect from year to year as long as its continuation is approved at least annually by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party except in their capacity as directors of the Fund and by the shareholders or the Board of Directors. lt may be terminated at any time upon 60 days' written notice by the Fund or by a majority vote of the outstanding shares and will terminate automatically upon assignment.

  Robert E. Walstad and Peter A. Quist, directors and officers of the Fund, are also directors and officers of the Investment Adviser as indicated under "Management of the Fund."


Custodian, Transfer Agent, and Accounting Services Agent

  First American Bank West, 20 First Street SW, Minot, North Dakota 58701, serves as Custodian for the Fund's portfolio securities and cash. ND Resources, Inc. ("Resources"), a wholly-owned subsidiary of ND Holdings, Inc., 1 North Main, Minot, North Dakota 58703, is the Fund's Transfer Agent. As Transfer Agent, Resources performs many of the Fund's clerical and administrative functions, for which it is paid a monthly fee ranging from .16 of 1% of the net asset value of all outstanding Fund shares up to $10 million down to .09 of 1% from $50,000,001 and larger. Resources also provides internal accounting and related services for the Fund, for which it is paid a monthly fee of $2,000 plus 0.05% of the Fund's average daily net assets on an annual basis for the first $50 million down to 0.01% for net assets in excess of $500 million.


Accountants and Reports to Shareholders

  The Fund's independent public accountant, Brady, Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's federal income tax return, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

                             PORTFOLIO TRANSACTIONS

  ND Money Management, Inc. (the "Investment Adviser"), is the investment adviser for the Fund and also furnishes investment advice to other clients, including ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc. At times investment decisions may be made to purchase or sell the same investment securities for the Fund and for one or more of the other clients advised by the Investment Adviser. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each and so that each receives to the extent practicable the average price of such transactions.

  National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options the Fund will be able to write on a particular security.

  The above-mentioned factors may have a detrimental effect on the quantities or prices of securities, options, or futures contracts available to the Fund. On the other hand, the ability of the Fund to participate in volume transactions may produce better executions for the Fund in some cases. The Board of Directors of the Fund believes that the benefits of the Investment Adviser's organization outweigh any limitations that may arise from simultaneous transactions.

  The Investment Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, and statistical and other research information provided to the Fund and the Investment Adviser. Any research benefits derived are available for all clients. Because statistical and other research information is only supplementary to research efforts of the Investment Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Investment Adviser may give consideration to those firms that have sold or are selling shares of the Fund, as well as to those firms that provide market, statistical, and other research information to the Fund and the Investment Adviser, although the Investment Adviser is not authorized to pay higher commissions to firms that provide such services. The Fund will not engage in principal transactions with affiliates. Finally, the Fund has not paid any brokerage commissions since it commenced operations.

  In effecting purchases and sales of the Fund's portfolio securities, the Investment Adviser and the Fund may place orders with and pay brokerage commissions to brokers which are affilliated with the Fund, the Investment Adviser, the Distributor or selected dealers participating in the offering of the Fund's shares. Subject to rules adopted by the Securities and Exchange Commission, the Fund may also purchase municipal securities from other members of underwriting syndicates of which the Underwriter or other affiliates of the Fund are members.


                      PURCHASE AND REDEMPTION OF SHARES

  Fund shares are sold at their public offering price, which is the net asset value next determined after an order and payment are received in proper form plus a sales charge as described in the Fund's Prospectus. The minimum initial investment is $1,000, and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time. See the Prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in United States dollars) or a money order will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check or money order. The time required for such a determination will vary and cannot be determined in advance.

  Upon receipt by the Transfer Agent of a request for redemption, shares will be redeemed by the Fund at the applicable net asset value as described in the Fund's Prospectus. When the Fund is asked to redeem shares for which it may not yet have received good payment, it may delay the mailing of a redemption check until it has determined that collected funds have been received for the purchase of such shares, which will generally be within 15 calendar days.

  Scheduled variations in or the elimination of the sales charge for purchases by certain classes of persons or through certain types of transactions as described in the Prospectus is provided because of anticipated economies in sales and sales related efforts.

  The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed for trading (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders. The New York Stock Exchange is currently closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the Fund's portfolio securities at the time.

                                  UNDERWRITER

  ND Capital, Inc. (the "Underwriter"), a subsidiary of ND Holdings, Inc., the Fund's sponsor, is the principal underwriter of the Fund's shares in a continuous public offering.

  Under the terms of the Distribution Agreement between the Fund and the Underwriter, the Underwriter has agreed to use its best efforts to solicit orders for the sale of the Fund's shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation.

  The Fund receives the entire net asset value of all shares sold. The Underwriter retains the sales charge from which it allows discounts from the applicable public offering price to investment dealers. For the fiscal years ended December 31, 1993, 1994, 1995, and 1996, the Underwriter received and retained $3,828, $4,022, $1,000, and $311, respectively, in sales charges from the sale of Fund shares. The usual discounts allowed to dealers are set forth in the table under "Purchase of Shares" in the Prospectus. In order to provide better shareholder service and better compensate those who help provide it, the Fund may also pay administrative service fees to dealers at the annual rate of up to 0.25% of the average net assets which are attributable to shareholders of the Fund for whom such dealers are designated as the dealers of record.

  The Distribution Agreement must be approved at least annually by the Fund's Board of Directors and a vote of a majority of the Fund's directors who are not interested persons (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Agreement or any agreement related thereto (the "Qualified Directors"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment and is terminable with respect to the Fund without penalty on 60 days' written notice by vote of a majority of the Qualified Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

  Robert E. Walstad and Peter A. Quist, directors and officers of the Fund, are also directors and officers of the Underwriter as indicated under "Management of the Fund."

                              DIVIDENDS AND TAXES

Dividends

  All the net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Net investment income of the Fund consists of all interest income earned on portfolio assets less all expenses of the Fund. Income dividends will be distributed monthly, and dividends of net realized capital gains, if any, will normally be paid out once a year after the end of the Fund's fiscal year. The Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund unless shareholders indicate in writing that they wish to receive them in cash.

Taxes

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. For federal income tax purposes, the Fund is generally required to recognize its unrealized gains and losses at year end on financial futures contracts and options thereon. Any gain or loss recognized on such financial instruments is generally considered to be 60% long-term and 40% short-term without regard to the holding period of the contract or option. One of the requirements of Subchapter M is that the Fund must derive less than 30% of its gross income from gains (not reduced by losses) on stocks and securities and certain other investments held for less than three months. The Fund may be limited in its options and futures transactions in order to prevent recognition of such gains. Dividends from the Fund will not be eligible for the dividends received deduction available to corporate shareholders.

  The Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

  A shareholder who redeems shares of the Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the amount redeemed and the basis of the shares. The gain or loss will be a capital gain or loss and will be long-term if the shares are held for a period of more than one year. The loss on shares held six months or less will be a long-term capital loss to the extent any long-term capital gain distribution is made with respect to such shares during the period the investor owns the shares.

  A shareholder who has redeemed shares of the Fund may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund within 60 days of the redemption as described under "Redemption of Shares"
- "Reinvestment Privilege." If the redeemed shares were purchased after October 3, 1989, and were held less than 91 days, then the lesser of (1) the sales charge not incurred on the reinvestment shares, or (2) the sales charge incurred on the redeemed shares is included in the basis of the reinvestment shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption of Fund shares and reinvests in Fund shares within 30 days before or after the redemption, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of Fund shares for shares of any other funds for which ND Money Management, Inc., serves as the investment adviser is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

                                  PERFORMANCE

  As described in the Prospectus, the Fund's historical performance or return may be shown in the form of "yield," "average annual total return," and "total return" figures. These various measures of performance are described below.

  Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio.

  The Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The Fund's yield is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                                              6
                            YIELD= 2[(a-b + 1)  - 1]
                                      ---
                                      cd


Where:a = dividends and interest earned during the period

      b = expenses accrued for the period (net of reimbursements)

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends

      d = the maximum offering price per share on the last day of the period

  In computing the foregoing yield, the Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles.

  The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

  Calculation of the Fund's total return is not subject to a standardized formula. Total return performance of a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. The Fund's shares are sold at net asset value plus a maximum sales charge of 4.5% of the offering price. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses, and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

  Investors may want to compare the Fund's performance to that of certificates of deposit issued by banks and other depository institutions. Certificates of deposit represent an alternative income producing product. Certificates of deposit may offer fixed or variable interest rates, and principal is guaranteed and may be insured. Withdrawal of the deposit prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of the Fund are not insured, and net asset value as well as yield will fluctuate. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost. The bonds in the Fund's portfolio are generally of longer term than most certificates of deposit and may reflect long-term market interest rate fluctuations.

  Investors may also want to compare the Fund's performance to that of United States Treasury Bills, Notes, or Bonds, because such instruments represent alternative income producing products. Rates of Treasury obligations are fixed at the time of issuance, and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost. The Fund's yield will also fluctuate.

                        APPENDIX--RATINGS OF INVESTMENTS

  The four highest ratings of Moody's Investors Service, Inc. ("Moody's"), for corporate debt securities are Aaa, Aa, A, and Baa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggests a susceptibility to impairment sometime in the future. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  The four highest ratings of Standard & Poor's Corporation ("S&P") for corporate debt securities are AAA, AA, A, and BBB. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay prinicipal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay prinicipal and differs from the higher-rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  Subsequent to its purchase by the Fund, an issue of bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from its portfolio, but the Investment Adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation. To the extent that the ratings accorded by S&P or Moody's for bonds may change as a result of changes in such organizations or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in bonds in accordance with the investment policies contained in the Prospectus.

[BRADY MARTZ logo appears here]



                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of ND Insured Income Fund, Inc.


We have audited the accompanying statement of assets and liabilities of ND Insured Income Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Insured Income Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/S/ Brady, Martz


BRADY, MARTZ & ASSOCIATES, P.C.
February 10, 1997

ND INSURED INCOME FUND, INC.
Schedule of Investments December 31, 1996
--------------------------------------------------------------------------------

                                                            (Unaudited)
                                                              Ratings
Name of Issuer                                        -----------------------
Percentages represent the market value                Inv'm't          Std. &   Coupon               Principal    Market
of each investment category to total net assets        Advrs. Moody's  Poor's   Rate    Maturity      Amount      Value
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (74.55%)
   Cleveland Electric Illum. Co. (FSA Insured)......    AAA     Aaa     AAA     9.000%  03/01/17      46,000       45,299
   Commonwealth Edison Co. (FSA Insured)............    AAA     Aaa     AAA     9.500   05/01/16      99,000       97,713
   Commonwealth Edison Co. (FSA Insured)............    AAA     Aaa     AAA     9.125   05/01/16      34,000       33,481
   Consolidated Edison  (MBIA)......................    AAA     Aaa     AAA     7.500   06/15/23     300,000      305,736
   Dayton Power & Light Co. (FGIC Insured)..........    AAA     Aa3     AA-     8.150   01/15/26      95,000       99,546
   Dayton Power & Light Co. (FGIC Insured)..........    AAA     Aa3     AA-     7.875   02/15/24     125,000      128,335
   Detroit Edison Co. (AMBAC Insured)...............    AAA     Aaa     AAA     7.740   06/01/18     130,000      131,071
   Duke Power Co. (FGIC Insured)....................    AAA      Aa     AA-     8.375   12/01/21      40,000       41,140
   Duke Power Co. (FGIC Insured)....................    AAA      Aa     AA-     6.750   08/01/25      80,000       72,570
  *Mississippi Power & Light Co. (FSA Insured)......    AAA     Aaa     AAA     8.500   01/15/23     265,000      268,909
   Pacific Gas & Electric Co. (MBIA Insured)........    AAA     Aaa     AAA     7.250   08/01/26     125,000      124,386
   Public Service Elec. & Gas Co. (FGIC Insured)....    AAA      A3     A-      8.500   06/01/22      93,000       97,014
   Southern California Edison Co. (FGIC Insured)....    AAA       A     A+      7.250   03/01/26     100,000       95,882
   Texas Utilities Electric Co. (AMBAC Insured).....    AAA     Aaa     AAA     8.500   08/01/24      47,000       49,375
  *U.S. West Communications.........................     AA     Aa3     A+      8.875   06/01/31     250,000      270,188
   Virginia Electric & Power Co. (MBIA Insured).....    AAA     Aaa     AAA     7.250   02/01/23     150,000      149,292
                                                                                                               ----------
    Total Corporate Bonds and Notes (COST: $2,041,317)......................................................   $2,009,937
                                                                                                               ----------

U.S.GOVERNMENT AGENCIES (15.06%)
   Tennessee Valley Authority Bonds.................    AAA     Aaa     AAA     8.625%  11/15/29    $180,000   $  193,882
   Tennessee Valley Authority Bonds.................    AAA     Aaa     NR      7.750   12/15/22     100,000      102,226
   Tennessee Valley Authority Bonds.................    AAA     Aaa     NR      7.625   09/01/22     110,000      109,799
                                                                                                               ----------
    Total U.S. Government Agencies (COST: $406,633).........................................................   $  405,907
                                                                                                               ----------
TAXABLE MUNICIPAL BONDS (1.86%)
  *Westmoreland County, PA (AMBAC Insured)              AAA     Aaa     AAA     7.500%  05/15/13    $ 50,000   $   50,123
                                                                                                               ----------
    Total Taxable Municipal Bonds (COST: $50,000)...........................................................   $   50,123
                                                                                                               ----------

SHORT-TERM SECURITIES (7.51%)
Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio (COST: $202,425)...................   $  202,425
                                                                                                               ----------

TOTAL INVESTMENTS IN SECURITIES (COST: $2,700,375)..........................................................   $2,668,392
                                                                                                               ==========


*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

ND INSURED INCOME FUND, INC.
Financial Statements December 31, 1996

Statement of Assets and Liabilities
December 31, 1996
-----------------------------------------------------------------
ASSETS
     Investment in securities, at value
     (cost: $2,700,375).............................   $2,668,392
     Accrued dividends receivable...................          498
     Accrued interest receivable....................       42,986
     Variation margin on futures....................       11,296
                                                       ----------
        Total Assets................................   $2,723,172
                                                       ----------
LIABILITIES
     Bank overdraft.................................   $   10,183
     Dividends payable..............................       14,858
     Accrued expenses...............................        2,115
                                                       ----------
        Total Liabilities...........................   $   27,156
                                                       ----------
NET ASSETS..........................................   $2,696,016
                                                       ----------
                                                       ----------
       Net asset value per share, 291,865
       shares outstanding...........................   $     9.24
                                                       ----------
                                                       ----------


Statement of Operations
For the year ended December 31, 1996
-----------------------------------------------------------------
INVESTMENT INCOME
     Interest........................................  $  200,631
     Dividends.......................................       5,356
                                                       ----------
         Total Investment Income.....................  $  205,987
                                                       ----------
EXPENSES
     Investment advisory fees........................  $   16,938
     Custodian fees..................................         585

     Transfer agent fees.............................       4,434
     Accounting service fees.........................      25,394
     Audit and legal fees............................       4,050
     Insurance.......................................       3,975
     Directors fees..................................       1,351
     Printing and postage............................       6,868
     License, fees, and registrations................       1,508
     Amortization of organization costs..............         875
                                                       ----------
        Total expenses...............................  $   65,978
      Less expenses waived  or absorbed
      by the Fund's manager..........................      40,723
                                                       ----------
      Total Net Expenses.............................  $   25,255
                                                       ----------
NET INVESTMENT INCOME
(LOSS)...............................................  $  180,732
                                                       ----------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions.........................  $   (2,068)
     Futures transactions............................      67,086
     Net change in unrealized appreciation
     (depreciation) of:
     Investments.....................................    (148,320)
     Futures.........................................      (2,003)
                                                       ----------

      Net Realized And Unrealized Gain (Loss)
      On Investments And Futures.....................  $  (85,305)
                                                       ----------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS......................................  $   95,427
                                                       ==========

The accompanying notes are an integral part of these financial statements.

ND INSURED INCOME FUND, INC.
Financial Statements December 31, 1996

Statement of Changes in Net Assets
For the years ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                    For the Year Ended      For the Year Ended
                                                    December 31, 1996       December 31, 1995
                                                    ------------------      ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income..........................   $   180,732             $   205,024
     Net realized gain (loss) on investment and
       futures transactions.........................        65,018                (116,476)
     Net unrealized appreciation (depreciation)
       on investments and futures...................      (150,323)                394,006
                                                       -----------------------------------
         Net Increase (Decrease) in Net
           Assets Resulting From Operations.........   $    95,427             $   482,554
                                                       -----------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income...........   $  (180,732)            $  (205,024)
     Distributions from net realized gain on
       investment and futures transactions..........             0                       0
                                                       -----------------------------------
         Total Dividends and Distributions..........   $  (180,732)            $  (205,024)
                                                       -----------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares...................   $    73,819             $   209,568
     Proceeds from reinvested dividends.............       119,801                 190,630
     Cost of shares redeemed........................      (424,389)               (483,527)
                                                       -----------------------------------
         Net Increase (Decrease) in
           Net Assets Resulting
         From Capital Share Transactions............   $  (230,769)            $   (83,329)
                                                       -----------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............   $  (316,074)            $   194,201

NET ASSETS, BEGINNING OF PERIOD.....................     3,012,090               2,817,889
                                                       -----------------------------------
NET ASSETS, END OF PERIOD...........................   $ 2,696,016             $ 3,012,090
                                                       -----------------------------------

The accompanying notes are an integral part of these financial statements.

ND INSURED INCOME FUND, INC.
Notes to Financial Statements December 31, 1996


Notes to Financial Statements December 31, 1996

Note 1. ORGANIZATION
        ND Insured Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on November 27, 1990 and commenced operations on March 19, 1991. The Fund's objective is to provide as high a level of current income as is consistent with prudent investment management, preservation of capital, and ready marketability of its portfolio. The Fund will seek to achieve this objective by investing primarily in a portfolio of debt securities, including U.S. Government securities and insured corporate bonds.

        Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.5% of the offering price.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        Investment security valuation - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

        Federal and state income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required.

        Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

        Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

        Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase.

        A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index, and are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

        Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

        Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. SHARE TRANSACTIONS
        As of December 31, 1996, there were 200,000,000 shares of $.001 par value authorized; 291,865 and 316,842 were outstanding at December 31, 1996 and December 31, 1995, respectively.

        Transactions in capital shares were as follows:

                                         Shares                                            Amount
                         -----------------------------------------       -----------------------------------------
                              For The                 For The                 For The                 For The
                             Year Ended              Year Ended              Year Ended              Year Ended
                         December 31, 1996       December 31, 1995       December 31, 1996       December 31, 1995
                         -----------------------------------------------------------------------------------------
Shares sold                    8,164                   22,961                 $  73,819              $ 209,568
Shares issued on
 reinvestment of dividends    13,030                   21,438                   119,801                190,630
Shares redeemed            - (46,171)                 (52,837)                 (424,389)              (483,527)
                         -----------------------------------------------------------------------------------------
Net increase (decrease)      (24,977)                  (8,438)                $(230,769)              $(83,329)
                         ==========================================================================================


Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
        ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

        The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. Total investment advisory fees incurred during the year ended December 31, 1996 were $14,031. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

        As of December 31, 1996, the Fund owed ND Money Management $1,175 for investment advisory fees incurred but not paid, and owed ND Holdings, Inc. $940 for other expenses.

        ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $4,434 of transfer agency fees for the year ended December 31, 1996. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $25,394 of accounting service fees for the year ended December 31, 1996.

Note 5. INVESTMENT SECURITY TRANSACTIONS
        Proceeds from sale of investment securities (excluding short-term securities) aggregated $568,207, $736,420 and $297,549 for corporate bonds and notes, U.S. Government obligations and taxable municipal securities respectively, with cost of purchases totaling $739,471 and $563,765 for U.S. Government obligations and corporate bonds and notes for the year ended December 31, 1996.

Note 6. CALCULATION OF PUBLIC OFFERING PRICE
        Using the net asset value of one share and the sales charge percentage, the maximum public offering price was determined as follows for an investment of less than $100,000 made on December 31, 1996:

                                 Divided by        Maximum
                Net Asset      (1.00 - 0.045)      Public
                 Value of        For a 4.50%      Offering
                One Share       Sales Charge        Price
                ---------      --------------     --------
                  $9.24            .955             $9.68

        On sales of greater than $100,000, the sales charge is reduced on a sliding scale.

Note 7. SPECIAL RISK CONSIDERATIONS
        The Fund is registered as a non-diversified investment company, and therefore will be able to invest a relatively high percentage of its assets in a limited number of issuers, thus making the Fund more susceptible to a single economic, political, or regulatory occurrence than a diversified company. The Fund also is exposed to a certain degree of market risk and liquidity risk in that as cash flow needs arise, investment securities may have to be sold under unfavorable market conditions.

        Under normal market conditions, at least 65% of the Fund's portfolio securities will be protected by insurance. The insurance policies guarantee only the timely payment of principal and interest on the insured securities. Market value, which may fluctuate due to changes in interest rates or factors affecting the credit of the issuer or the insurer, is not insured.

Note 8. INVESTMENT IN SECURITIES
        At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $2,700,375, and the net unrealized depreciation of investments based on the cost was $31,983, which was comprised of $27,056 aggregate gross unrealized appreciation and $59,039 aggregate gross unrealized depreciation.

ND INSURED INCOME FUND, INC.
Notes to Financial Statements December 31, 1996

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------------------------------------------------
                                                   For the Year  For the Year  For the Year    For the Year   For the Year
                                                     Ended         Ended          Ended           Ended          Ended
                                                   December 31,  December 31,  December 31,    December 31,   December 31
                                                      1996          1995          1994            1993           1992
                                                   -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............   $   9.51      $   8.66      $   9.62         $  9.68        $  9.69
                                                   -----------------------------------------------------------------------
Income from Investment Operations:
    Net investment income.......................   $   .59       $    .62      $    .64         $   .68        $   .73
    Net realized and unrealized gain (loss)
    on investments and futures transactions.....      (.27)           .85          (.70)           (.01)          (.01)
                                                   -----------------------------------------------------------------------
        Total From Investment Operations........   $   .32       $   1.47      $   (.06)        $   .67        $   .72
                                                   -----------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income.......   $  (.59)      $   (.62)     $   (.64)        $  (.68)       $  (.73)
     Distributions from net realized gains......       .00            .00          (.26)           (.05)           .00
                                                   -----------------------------------------------------------------------
        Total Distributions.....................   $  (.59)      $   (.62)     $   (.90)        $  (.73)       $  (.73)
                                                   -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................   $  9.24       $   9.51      $   8.66         $  9.62        $  9.68
                                                   =======================================================================
Total Return....................................      3.65%(A)      17.53%(A)      (.58)%(A)       6.86%(A)       7.78%(A)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)...   $ 2,696       $  3,012      $  2,818         $ 2,445        $ 1,839
     Ratio of net expenses (after expense
      assumption) to average net assets.........      0.90%(B)       0.76%(B)      0.65%(B)        0.85%(B)       1.31%(B)
     Ratio of net investment income to
      average net assets........................      6.47%          6.85%         7.02%           7.11%          7.56%
     Portfolio turnover rate....................     49.27%          0.00%(C)     14.55%         102.00%         58.00%

(A) Excludes maximum sales charge of 4.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $40,723, $18,573, $23,697, $35,570, and $32,228, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 2.36%, 1.38%, 1.53%, 2.52%, and 3.40%, respectively.
(C) No investment securities were purchased during the period.

                         ND INSURED INCOME FUND, INC.

                                    PART C
                               OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

            (a) Financial Statements


            Included in Part B of the Registration Statement:

                Independent Public Accountant's Report, dated February 10, 1997

                Schedule of Investments as of December 31, 1996

                Statement of Assets and Liabilities as of December 31, 1996

                Statement of Operations for the Year Ended December 31, 1996

                Statement of Changes in Net Assets for the Years Ended December 31, 1996 and 1995

                Notes to Financial Statements

                Financial Highlights


            Schedules II through VII are ommitted because inapplicable.

            (b) Exhibits

                (1)  Articles of Incorporation *

                (2)  Bylaws *

                (4)  Specimen Copy of Share Certificate *

                (5)  Form of Investment Advisory Agreement *

             (6)(a)  Form of Distribution Agreement *

             (6)(b)  Form of Dealer Sales Agreement ****

                (8)  Form of Custodian Agreement ***

             (9)(a)  Form of Transfer Agency Agreement ***

             (9)(b)  Form of Accounting Services Agreement *****

               (10)  Opinion of Pringle & Herigstad, P. C. *

               (11)  Consent of Independent Public Accountant

            (13)(a)  Form of Subscription Agreement *

            (13)(b)  Executed Subscription Agreements  **

                          -----------------------------

             * Previously filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on January 14, 1991, and incorporated by reference herein.

             ** Previously filed as an exhibit to Post-effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 27, 1991, and incorporated by reference herein.

    *** Previously filed as an exhibit to Post-effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 26, 1994, and incorporated by referenced herein.

   **** Previously filed as an exhibit to Post-effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 1995, and incorporated by referenced herein.

  ***** Previously filed as an exhibit to Post-effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 1996, and incorporated by referenced herein.


Item 25. Persons Controlled by or Under Common Control with Registrant

         Inapplicable


Item 26. Number of Holders of Securities

           Title of Class                  Number of Record Holders
         Shares, par value                           110
         $.001 per share                   (As of February 18, 1997)



Item 27. Indemnification

         Section 4 of the Distribution Agreement [ Exhibit (6) (a) ] provides for the indemnification of ND Capital, Inc., Registrant's principal underwriter, against certain losses. Section 12 of the Transfer Agency Agreement [Exhibit 9] provides for the indemnification of ND Resources, Inc., Registrant's transfer agent, against certain losses.

         Indemnification of directors, officers, employees, and agents of Registrant is required under Section 10-19.1-91 of the North Dakota Century Code. In addition, Registrant has obtained an insurance policy on behalf of directors and officers against any liability asserted against and incurred by the person in or arising from that person's official capacity to the extent permitted by law.

         In no event will Registrant indemnify its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office arising under his agreement with Registrant.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the ques-tion of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        Anything in the North Dakota Business Corporation Act (Chapters 10-19 through 10-23 of the North Dakota Century Code), the Fund's Articles of Incorporation or Bylaws, or the Investment Advisory, Distribution, or Transfer Agency Agreements to the contrary notwithstanding, Registrant will comply in all respects with the provisions of Investment Company Act Release No. 11330 (September 4, 1980) concerning indemnification.


Item 28. Business and Other Connections of Investment Adviser

         ND Money Management, Inc. (the "Investment Adviser"), is a wholly-owned subsidiary of ND Holdings, Inc. ("Holdings"), Registrant's promoter. The Investment Adviser was organized under the laws of the State of North Dakota on August 19, 1988, and also serves as investment adviser for ND Tax-Free Fund, Inc. ("NDIIF"), Montana Tax-Free Fund, Inc. ("MTFF"), South Dakota Tax-Free Fund, Inc. ("SDTFF"), and Integrity Fund of Funds, Inc. ("IFF").

         The officers and directors of the Investment Adviser are Robert E. Walstad and Peter A. Quist. Mssrs. Walstad and Quist are also officers and directors of Holdings, ND Capital, Inc. ("Capital"), Registrant's principal underwriter, ND Resources, Inc. ("Resources"), Registrant's transfer agent, NDTFF, MTFF, SDTFF, and IFF.

         Mr. Walstad served as a stockbroker and branch manager of the Minot, North Dakota, office of Dean Witter Reynolds from September 1977 to October 1987 when he resigned to organize Holdings. Mr. Quist was Securities Commissioner of the State of North Dakota from May 6, 1983, to January 31, 1988, when he resigned to join Holdings as vice president and director.

         The principal business address of the Investment Adviser, Holdings, Capital, Resources, NDTFF, MTFF, SDTFF, and IFF is 1 North Main, Minot, North Dakota 58703.


Item 29. Principal Underwriters

         (a) Other investment companies for which Registrant's principal underwriter also acts as principal underwriter, depositor, or investment adviser: ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

         (b) Information concerning each director, officer, or partner of the principal underwriter:

         Name and Principal          Positions and Offices         Positions and Offices
          Business Address              with Underwriter              with Registrant
     -------------------------    --------------------------     --------------------------
         Robert E. Walstad           President, Treasurer,         President, Treasurer,
           1 North Main                  and Director                  and Director
     Minot, North Dakota 58703

         Peter A. Quist           Vice President, Secretary,     Vice President, Secretary
           1 North Main                  and Director                  and Director
     Minot, North Dakota 58703

         (c)  Inapplicable

Item 30. Location of Accounts and Records

         First American Bank West, 20 First Street SW, Minot, North Dakota 58701, serves as custodian of Registrant and maintains all records related to that function. ND Resources, Inc. ("Resources"), serves as transfer agent, dividend disbursing, administrative, and accounting services agent of Registrant and maintains all records related to those functions. ND Capital, Inc. ("Capital"), serves as the principal underwriter of Registrant and maintains all records related to that function. ND Money Management, Inc. ("Money Management"), serves as Registrant's investment adviser and maintains all records related to that function. Registrant maintains all of its corporate records. The address of Resources, Capital, Money Management, and Registrant is 1 North Main, Minot, North Dakota 58703.


Item 31. Management Services

         Inapplicable


Item 32. Undertakings

         Inapplicable



                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on January 14, 1991, pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment No. 9 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot, State of North Dakota, on the 19th day of February, 1997.



                                                    ND INSURED INCOME FUND, INC.

                                                    By:
                                                       ----------------------
                                                          Robert E. Walstad
                                                          President

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.



                                                          February 19, 1997
--------------------------------------------             -------------------
Lynn W. Aas
Director

                                                          February 19, 1997
--------------------------------------------             -------------------
Orlin W. Backes
Director

                                                          February 19, 1997
--------------------------------------------             -------------------
Arthur A. Link
Director

                                                          February 19, 1997
--------------------------------------------             -------------------
Peter A. Quist
Director, Vice President, and Secretary

                                                          February 19, 1997
--------------------------------------------             -------------------
Robert E. Walstad
Director, President, and Treasurer

                         ND INSURED INCOME FUND, INC.

                   Registration Statement on Form N-lA under

                      the Securities Act of 1933 and the

                        Investment Company Act of 1940



                                   EXHIBITS

                               INDEX TO EXHIBITS


               (1)  Articles of Incorporation

               (2)  Bylaws

               (4)  Specimen Copy of Share Certificate

               (5)  Form of Investment Advisory Agreement

               (6)(a)  Form of Distribution Agreement

               (6)(b)  Form of Dealer Sales Agreement

               (8)  Form of Custodian Agreement

               (9)  Form of Transfer Agency Agreement

               (10) Opinion of Pringle & Herigstad, P. C.

               (11) Consent of Independent Accountants*

               (13) Form of Subscription Agreement



*To be filed by Amendment